SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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American Capital, Ltd.

(Name of Registrant as Specified in its Charter)

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AMERICAN CAPITAL, LTD.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 15, 2010

To the stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to our 2010 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at [            ], on September 15, 2010, at 10:00 a.m. (ET), for the purposes set forth below.

1.	To elect eight directors, each to serve a one-year term;

2.	To approve the adoption of our 2010 Disinterested Director Stock Option Plan;

3.	To approve our ability to issue preferred stock or debt securities convertible into shares of our common stock (“Convertible Securities”);

4.	To ratify the appointment of Ernst & Young LLP to serve as our independent public accountants for the year ending December 31, 2010; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on July 22, 2010, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment of the meeting. If you wish to vote shares held in your name and attend the Annual Meeting in person, we request that you register in advance with our Investor Relations department either by email at IR@americancapital.com or by telephone at (301) 951-5917. Attendance at the Annual Meeting will be limited to persons presenting proof of stock ownership on the record date and picture identification. If you hold shares directly in your name as the stockholder of record, proof of ownership could include a copy of your account statement or a copy of your stock certificate(s). If you hold shares through an intermediary, such as a broker, bank or other nominee, proof of stock ownership could include a proxy from your broker, bank or other nominee or a copy of your brokerage or bank account statement. Additionally, if you intend to vote your shares at the meeting, you must request a “legal proxy” from your broker, bank or other nominee and bring this legal proxy to the meeting.

If you have received or requested a printed copy of the proxy materials from us by mail, you may vote by completing, signing and promptly returning the enclosed proxy card promptly in the envelope provided, which requires no postage if mailed in the United States. Internet and telephone voting procedures are described in the General Information section beginning on page 1 of the Proxy Statement and on the proxy card. For shares held through a benefit or compensation plan or a bank, broker or other nominee, you may vote by submitting voting instructions to your plan trustee, bank, broker or nominee. If you attend the meeting, you may withdraw your proxy and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS,

Samuel A. Flax
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

[            ], 2010

Enclosures

AMERICAN CAPITAL, LTD.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of American Capital, Ltd. (“American Capital,” “we” and “us”), for use at our 2010 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 15, 2010, at 10:00 a.m. (ET), at [                    ], and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any adjournments to the meeting. This proxy statement, the accompanying proxy card and our annual report to stockholders, which includes our annual report on Form 10-K with audited financial statements for the year ended December 31, 2009, are first being sent to our stockholders on or about [            ], 2010.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on September 15, 2010: This proxy statement and our annual report on Form 10-K are available on the internet at http://                            . On this site, you will be able to access our 2010 proxy statement, our annual report to stockholders, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2009, and any amendments or supplements to the foregoing materials that are required to be furnished to stockholders.

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors and is revocable at any time prior to the voting of the proxy, by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with our Secretary. In the event that you attend the Annual Meeting, you may revoke your proxy and cast your vote personally at the meeting. Shares represented by valid proxies will be voted in accordance with instructions contained therein. If no specification is made, such shares will be voted FOR the election of the eight director nominees; FOR approval of the 2010 Disinterested Director Stock Option Plan; FOR approval of the ability to issue convertible securities; and FOR the ratification of the appointment of Ernst & Young LLP as our independent public accountants for the year ending December 31, 2010.

The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxies to vote in accordance with their best judgment on such matters.

We will bear the cost of soliciting proxies on the accompanying form. In addition to the use of mail, our officers and employees may solicit proxies by telephone or facsimile. Upon request, we will reimburse brokers, dealers, banks, and trustees, or their nominees, for reasonable expenses incurred by them in forwarding our proxy materials to beneficial owners of our common stock, $0.01 par value per share.

The Board of Directors has fixed the close of business on July 22, 2010, as the record date for determining the holders of our common stock entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof. On the record date, there were [            ] shares of our common stock outstanding. Only stockholders on the record date are entitled to vote at the Annual Meeting and such stockholders will be entitled to one vote for each share of our common stock held, which may be given in person or by proxy duly authorized in writing. The presence in person or by proxy of a majority of shares of our common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting. Shares held in a brokerage account that are voted by the broker or other nominee on some but not all matters will be treated as shares present for purposes of determining the presence of a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under current rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on the proposals relating to the election of directors, the issuance of convertible securities or the director option plan. We encourage you to provide instructions to your bank, broker or nominee by carefully following the instructions provided. This will ensure that your shares are voted at the Annual Meeting as you direct.

You may submit your proxy or vote your shares of our common stock by any of the following methods:

By Telephone or the Internet — Stockholders can vote their shares via telephone or the internet as instructed in the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form. The telephone and internet procedures are designed to authenticate a stockholder’s identity, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded.

By Mail — A stockholder who receives a paper proxy card or voting instruction form or requests a paper proxy card or voting instruction form by telephone or internet may elect to vote by mail and should complete, sign and date the proxy card or voting instruction form and mail it in the pre-addressed envelope that accompanies the delivery of the proxy card or voting instruction form. For stockholders of record, proxy cards submitted by mail must be received by the date and time of the Annual Meeting. For stockholders that hold their shares through an intermediary, such as a broker, bank or other nominee, the voting instruction form submitted by mail must be mailed by the deadline imposed by your bank, broker or other agent for your shares to be voted.

In Person — Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker or other agent that holds your shares giving you the right to vote the shares and bring that proxy to the meeting.

Our principal executive offices are located at 2 Bethesda Metro Center, 14th floor, Bethesda, Maryland 20814. Notices of revocation of proxies should be sent to that address, attention Secretary.

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to our Third Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”), stockholders elect each of the members of the Board of Directors annually. The term of each director will expire at the Annual Meeting. Each director has been nominated by the Compensation and Corporate Governance Committee of the Board of Directors, in accordance with our Second Amended and Restated Bylaws, as amended (“Bylaws”), to stand for re-election at the Annual Meeting and to hold office until the annual meeting to be held in 2011. It is expected that each of the nominees will be able to serve, but if any such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees. A stockholder using the enclosed form of proxy can vote for or against any or all of the nominees or may abstain from voting for any or all of the nominees.

We believe that all of our directors, each of whom is standing for re-election, possess the personal and professional qualifications necessary to serve as a member of our Board of Directors. Our directors have been evaluated by the Compensation and Corporate Governance Committee pursuant to the guidelines described below under “Compensation and Corporate Governance Committee” and the determination was made that each of them fulfills and exceeds the qualities that we look for in members of our Board of Directors. Other than Mr. Wilkus, each of the nominees is independent as defined in the NASDAQ listing standards and is not an “Interested Person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The information set forth below is as of [            ], 2010, with respect to each of our directors, each a nominee for election at the Annual Meeting. The business address of each nominee is American Capital, Ltd., 2 Bethesda Metro Center, 14th floor, Bethesda, Maryland 20814. We have highlighted specific attributes for each Board member below.

NOMINEES FOR DIRECTOR

Name and Year First Elected Director	Age	Qualifications and Experience
Mary C. Baskin (2000)	59

Ms. Baskin has been Managing Director of the Ansley Consulting Group, a retained executive search firm, since 1999. From 1997 to 1999, Ms. Baskin served as Partner of Quayle Partners, a start-up consulting firm that she helped found. From 1996 to 1997, Ms. Baskin served as Vice President and Senior Relationship Manager for Harris Trust and Savings Bank. From 1990 to 1996, Ms. Baskin served as Director, Real Estate Division and Account Officer, Special Accounts Management Unit, for the Bank of Montreal. The Board has determined that Ms. Baskin is an “audit committee financial expert” (as defined in Item 401 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”)).

Ms. Baskin’s experience in finance, accounting, risk management and executive compensation matters strengthens our Board’s collective qualifications, skills, experience and viewpoints.

Neil M. Hahl (1997)	62

Mr. Hahl is a general business consultant. He was President of The Weitling Group, a business consulting firm, from 1996 to 2001. From 1995 to 1996, Mr. Hahl served as Senior Vice President of the American Financial Group. From 1982 to 1995, Mr. Hahl served as Senior Vice President and Chief Financial Officer and a Director of The Penn Central Corporation. The Board has also determined that Mr. Hahl is an “audit committee financial expert” (as defined in Item 401 of Regulation S-K under the Securities Act).

Mr. Hahl’s public company accounting, finance and risk management expertise, including his extensive experience as a senior executive responsible for the preparation of financial statements, strengthens our Board’s collective qualifications, skills, experience and viewpoints.

Philip R. Harper (1997)	66

Mr. Harper is the retired Chairman of US Investigations Services, Inc. (“USIS”) (k/n/a Altegrity Risk International), a company that provides business intelligence and risk management solutions, security and related services and expert staffing solutions for businesses and federal agencies. He served as Chairman from 1996 to 2007. From 1996 to 2005, he was also the Chief Executive Officer and President of USIS. From 1991 to 1994, Mr. Harper served as President of Wells Fargo Alarm Services. From 1988 to 1991, Mr. Harper served as President of Burns International Security Services—Western Business Unit. Mr. Harper served in the U.S. Army from 1961 to 1982, where he commanded airborne infantry and intelligence units.

Mr. Harper’s extensive senior executive officer and board service and his experience with executive compensation and corporate governance matters strengthen our Board’s collective qualifications, skills, experience and viewpoints.

John A. Koskinen (2007)	71	Mr. Koskinen has served as the Non-Executive Chairman of Freddie Mac since September 2008 and also served as the interim CEO and the person performing the function of Principal Financial Officer of Freddie Mac for six months during 2009. Prior to that he was President of the United States Soccer Foundation and a member of its Board from 2004 to 2008. He has also been a member of the Board of Directors of AES Corporation since 2004. From 2000 to 2003, Mr. Koskinen served as Deputy Mayor and City Administrator of the District of Columbia. From 1994 to 2000, Mr. Koskinen served in the White House as Deputy Director for Management

Name and Year First Elected Director	Age	Qualifications and Experience

of the Office of Management and Budget and Assistant to the President and Chair of the
President’s Council on Year 2000 Conversion. Prior to his service with the U.S.
Government, Mr. Koskinen served as the Vice President and later the President and
Chief Executive Officer of The Palmieri Company, a company which restructured large, troubled operating companies. He was also a member of the Board of Trustees of Duke
University from 1985 to 1997, serving as Chairman of the Board from 1994 to 1997.
The Board has also determined that Mr. Koskinen is an “audit committee financial expert” (as defined in Item 401 of Regulation S-K under the Securities Act).

Mr. Koskinen’s extensive board, government and senior executive experience managing a wide range of companies and divisions engaged in a variety of activities and his finance and risk management expertise strengthen our Board’s collective qualifications, skills, experience and viewpoints.

Stan Lundine (1997)	72

Mr. Lundine is currently retired. From 1995 to 2008 he served as Of Counsel to the law firm of Sotir and Goldman and as Executive Director of the Chautauqua County Health Network, a consortium of four hospitals. He was also President of the Chautauqua Integrated Delivery System, Inc., a for-profit Physician/Hospital organization. From 1987 to 1994, Mr. Lundine served as Lieutenant Governor of New York and chaired several boards and councils in addition to assisting the Governor on a variety of tasks. From 1976 until 1987, Lundine was a Member of Congress serving on the Banking Committee and the Committee on Science and Technology. From 1970 until his election to Congress, Lundine was Mayor of Jamestown, NY and an executive or board member of various governmental entities and institutions. Mr. Lundine is a Director of John G. Ullman and Associates, Inc. and serves on the Advisory Board of M&T Bank. He also serves on the Board of Directors of Chautauqua Institution and the Robert H. Jackson Center. Previously he was also on the Board of Directors of U.S. Investigations, Inc. and National Forge Co.

Mr. Lundine’s extensive legal, board and government service and his experience with corporate governance and executive compensation matters strengthen our Board’s collective qualifications, skills, experience and viewpoints.

Kenneth D. Peterson, Jr. (2001)	57

Mr. Peterson has been Chief Executive Officer of Columbia Ventures Corporation, a private equity firm holding interests in domestic and international telecommunications specialty chemicals, energy, medical and other industries, since 1988. He is also a member of the Board of Directors of Metro One Telecommunications, Inc., Pac-West Telcom, Inc., Washington Policy Center and One Communications Corp.

Mr. Peterson’s extensive board, senior executive and private equity experience strengthens our Board’s collective qualifications, skills, experience and viewpoints.

Alvin N. Puryear (1998)	74	Dr. Puryear is a management consultant who specializes in advising businesses with high-growth potential. From 1970 to 2007, Dr. Puryear was on the faculty of Baruch College of the City University of New York where he was the Lawrence N. Field Professor of Entrepreneurship and Professor of Management. Prior to 1970, Dr. Puryear held executive positions in finance and information technology with the Mobil Corporation and Allied Chemical Corporation, respectively. He is also a member of the Board of Directors of the Bank of Tokyo-Mitsubishi UFG

Name and Year First Elected Director	Age	Qualifications and Experience

Trust Company and American Capital Agency Corp. In the past five years Dr. Puryear has also served as a director of Green Point Financial Corp., Green Point Bank, North Fork Bancorporation and North Fork Bank.

Dr. Puryear’s extensive academic and board service and his experience in finance, corporate governance and executive compensation matters strengthen our Board’s collective qualifications, skills, experience and viewpoints.

Malon Wilkus* (1986)	58

Mr. Wilkus founded American Capital in 1986 and has served as our Chief Executive Officer and Chairman of the Board of Directors since that time, except for the period from 1997 to 1998 during which he served as Chief Executive Officer and Vice Chairman of the Board of Directors. He also served as our President from 2001 to 2008 and from 1986 to 1999. In addition, Mr. Wilkus is the President of American Capital, LLC, our fund management portfolio company. He is also Chief Executive Officer, President and Chairman of the Board of Directors of American Capital Agency Corp.

Mr. Wilkus’ extensive board and senior executive experience investing in and managing private and public investment vehicles and his financial expertise and deep knowledge of our business as our founder and Chief Executive Officer strengthen our Board’s collective qualifications, skills, experience and viewpoints.

*	Director who is an “Interested Person” as defined in Section 2(a)(19) of the 1940 Act. Mr. Wilkus is an Interested Person because he is our employee and officer.

Director Resignation Policy

Our Bylaws require a candidate in an uncontested election for director to receive a majority of the votes cast in order to be elected as a director. Under this provision, each vote is specifically counted “for” or “against” the director’s election, unless a stockholder abstains from voting with respect to the matter. Thus, a director nominee is required to receive more votes “for” than “against” to be elected. Pursuant to Delaware law, a director shall remain in office until his or her successor is elected, even if the director has not received a vote sufficient for re-election. Thus, a company could have a “holdover” director. However, pursuant to our Board-approved director resignation policy, an incumbent director must tender his or her resignation to the Board of Directors if the director is nominated but not re-elected. The policy also requires the Compensation and Corporate Governance Committee to make a recommendation to the full Board of Directors on whether to accept or reject the resignation, and the full Board of Directors to make that determination. The Board of Directors will publicly disclose its decision within 90 days after receipt of the tendered resignation.

Any director who tenders his or her resignation pursuant to this policy may not participate in the Compensation and Corporate Governance Committee recommendation or Board of Directors action regarding whether to accept the resignation offer. If each member of the Compensation and Corporate Governance Committee does not receive a vote sufficient for re-election, then the independent directors who did not fail to receive a sufficient vote shall appoint a committee amongst themselves to consider the resignation offers and recommend to the Board of Directors whether to accept them. If the only directors who did not fail to receive a sufficient vote for re-election constitute three or fewer directors, all directors may participate in the action regarding whether to accept the resignation offers.

Conclusion and Recommendation; Vote Required

The election of directors nominated in Proposal 1 requires the vote of a majority of the votes of all shares of common stock present or represented and entitled to vote at the Annual Meeting. A “majority” of the votes cast means that the number of votes cast “for” a director nominee must exceed the votes cast “against” that nominee. In the context of the election of eight directors at the Annual Meeting, it will mean that each of the eight director nominees will be required to receive more votes “for” than “against” to be elected. Abstentions and broker non-votes will have no effect on the outcome of the proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

The elements of compensation for our non-employee directors include a retainer, fees for attending meetings and, if applicable, for serving on the boards of directors of our portfolio companies, stock options and compensation under our disinterested director retention plan. The retainer and fee rates noted below for 2009 did not increase from 2008. The 2010 rates were also set at the same level.

For 2009, non-employee directors were paid a retainer for service on the Board of Directors at the rate of $100,000 per year, with the lead director and members chairing a committee receiving an additional retainer at the rate of $10,000 per year. In addition, non-employee directors received a fee of $3,000 for attending Board or committee meetings and certain other meetings, with approval of the Chairman of our Board of Directors. Non-employee directors received a fee from us for each American Capital portfolio company board of directors on which they served, in lieu of any payment by the portfolio company. For such companies that are not public, that fee is set at the rate of $30,000 per year. For such companies that are public that fee is based on the fee payable by the company to its other directors. Directors are reimbursed for travel, lodging and other out-of-pocket expenses incurred in connection with the Board of Directors and committee meetings. Directors who are our employees do not receive additional compensation for service as a member of the Board of Directors.

The following table sets forth the compensation received by each non-employee director during 2009:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Mary C. Baskin (2000)	325,000	—	88,605	—	—	—	413,605
Neil M. Hahl (1997)	347,000	—	88,605	—	—	—	435,605
Philip R. Harper (1997)	308,000	—	88,605	—	—	—	396,605
John A. Koskinen (2007)	256,000	—	88,605	—	—	—	344,605
Stan Lundine (1997)	244,000	—	88,605	—	—	—	332,605
Kenneth D. Peterson, Jr. (2001)	187,000	—	88,605	—	—	—	275,605
Alvin N. Puryear (1998)	392,000	—	88,605	—	—	—	480,605

(1)	The column “Fees Earned or Paid in Cash” includes the following payments by us to directors in 2009 for serving on certain boards of directors of our portfolio companies in the following amounts: Ms. Baskin—$30,000 for Core Business Credit, LLC and $30,000 for eLynx Holdings, Inc.; Mr. Hahl—$30,000 for WIS Holdings Company Inc. and $30,000 for The Meadows of Wickenburg, L.P.; Mr. Harper—$30,000 for SMG Holdings Inc.; Dr. Puryear—$30,000 for each of CIBT Travel Solutions, Inc. and Financial Asset Management Systems, Inc., and $61,000 for American Capital Agency Corp.
(2)	Amounts under the column “Option Awards” represent the fair value of stock option awards granted in 2009 based on the fair value per share that we recognize for financial statement reporting purposes in accordance with Financial Accounting Standards Board ASC Topic 718, Compensation-Stock Compensation (“ASC 718”) using certain assumptions that we explain under the heading “Stock Based Compensation” in Item 7 of Management’s Discussion and Analysis in our Annual Report on Form 10-K for the year ended December 31, 2009. On December 31, 2009, Ms. Baskin, Messrs. Hahl, Harper, Lundine, Peterson, Koskinen and Dr. Puryear had the following aggregate option awards outstanding: 223,750; 208,750; 208,750; 208,750; 183,750; 203,750; and 208,750, respectively.

We have established a series of option plans for our non-employee directors, each of which must be approved by the Securities and Exchange Commission (the “SEC”) under the 1940 Act to become effective (the “existing director option plans”). The first was the 1997 Disinterested Director Stock Option Plan, which was approved by the SEC on May 14, 1999, and which provided for the issuance to participants of options to purchase an aggregate of 150,000 shares of our common stock. Messrs. Hahl, Harper and Lundine and Dr. Puryear each received automatic grants of options to purchase 15,000 shares of our common stock when the plan was approved by the SEC. In addition, as of May 15, 2000, Messrs. Hahl, Harper and Lundine and Dr. Puryear each received grants of options to purchase an additional 5,000 shares of our common stock. Ms. Baskin and Mr. Peterson were granted options to purchase 15,000 shares of our common stock each on June 15, 2000 and January 23, 2001, respectively, and Mr. Koskinen was granted options to purchase 20,000 shares of our common stock on February 2, 2007. All such options have vested and are fully exercisable except for the options that were granted on May 15, 2000 and June 15, 2000, which have all expired. All unexercised options expire ten years from the date of grant except that the initial grants to Messrs. Hahl, Harper and Lundine expired on November 6, 2007, and Dr. Puryear’s initial grant expired on September 15, 2008.

The second plan was the 2000 Disinterested Director Stock Option Plan, which provides for the issuance of options to purchase up to 150,000 shares of our common stock, and which became effective on February 28, 2006, when the SEC issued an order authorizing the plan. Ms. Baskin, Messrs. Hahl, Harper, Lundine and Peterson, and Dr. Puryear, who were our directors on the date of the order, each received an automatic grant of options to purchase 25,000 shares of our common stock. All such options have now vested. These options expire on October 30, 2013.

The third plan was the 2006 Stock Option Plan, which provides for the issuance to non-employee directors of options to purchase up to 320,000 shares of our common stock, and which became effective on February 16, 2007, when the SEC issued an order authorizing the plan. Each of the non-employee directors received an automatic grant of options to purchase 40,000 shares of our common stock on February 16, 2007. All such options have now vested. These options expire on May 11, 2016, except for Mr. Koskinen’s options, which will expire on February 1, 2017.

The fourth plan was the 2007 Stock Option Plan, which provides for the issuance of options to purchase up to 400,000 shares of our common stock, and which became effective on October 24, 2007, when the SEC issued an order authorizing the plan. Each of the non-employee directors received an automatic grant of options to purchase 50,000 shares of our common stock. All such options will vest over the first three anniversaries of May 4, 2007, and expire on May 4, 2017. Vesting of these options will be automatically accelerated upon the occurrence of death or disability of the director.

The fifth plan was the 2008 Stock Option Plan, which provides for the issuance of options to purchase up to 750,000 shares of our common stock, and which became effective on September 30, 2009, when the SEC issued an order authorizing the plan. Each of the non-employee directors received an automatic grant of options to purchase 93,750 shares of our common stock. All such options will vest over the first three anniversaries of May 19, 2008, and expire on May 19, 2018. Vesting of these options will be automatically accelerated upon the occurrence of death or disability of the director.

The sixth plan was the 2009 Stock Option Plan, which provides for the issuance of options to purchase up to 750,000 shares of our common stock. We have filed an application for such an order with the SEC but have not yet received an order. No options will be issued to non-employee directors under the 2009 Stock Option Plan until the SEC issues such an order (an “SEC Approval Order”). The 2009 Stock Option Plan is designed such that all grants to non-employee directors will be automatic and nondiscretionary. Each person who was a non-employee director during the entire period from June 11, 2009, to the date of the SEC Approval Order, will automatically be granted an option to purchase 93,750 shares of our common stock on the date of the SEC Approval Order. Such an option will be deemed to vest over a three-year period commencing on June 11, 2009. Each person who becomes a non-employee director after June 11, 2009, will (assuming that there are a sufficient number of shares available for issuance under the 2009 Stock Option Plan) automatically be granted an option to purchase 93,750 shares of our common stock as of the later of the date of the SEC Approval Order and the date the person becomes a non-employee director. Such an option will be deemed to vest over a three-year period commencing on the date the person becomes a non-employee director, or, if the date of the SEC Approval Order is after any such anniversary, the options that would have vested on any such anniversary date shall vest on the date of the SEC Approval Order. Vested options may be exercised no later than June 11, 2019 (or the ten-year anniversary of the date the person becomes a non-employee director if the person becomes a non-employee director after June 11, 2009), or, if later, the three-year anniversary of the date of the SEC Approval Order.

On July 27, 2006, the Board of Directors approved the American Capital Strategies, Ltd. Disinterested Director Retention Plan (the “Retention Plan”) for the purposes of attracting and retaining non-employee directors of outstanding competence. All of our directors who are not “interested” and have completed at least one year of service on the Board of Directors are eligible to participate in the Retention Plan. The Retention Plan is a nonqualified deferred compensation plan, which provides a lump sum payment in cash shortly following a director’s termination of service. However, no payment is made if there is a unanimous vote not to make the payment by the remaining directors.

On December 11, 2008, the Board of Directors amended the Retention Plan to suspend further accruals, and set the benefit that would be paid under the Retention Plan as each director’s number of full and fractional years of service as of December 11, 2008, multiplied by the current $100,000 director retainer. The suspension of further accruals resulted in $700,000 of savings to us in 2009. The participants individually do not have access to or control of the payment until separation from the Board of Directors, although the Board of Directors has the authority to make further amendments to the Retention Plan. Each director has fully vested in his or her account.

Stock Ownership Guidelines

Our Board of Directors believes that directors more effectively represent the best interests of the company if they are stockholders themselves. Thus, non-employee directors are encouraged to own shares of our common stock equal in value to the lesser of two times the annual cash Board retainer (which was $100,000 for 2009) or 5,000 shares within five years of joining the Board (of which 1,000 shares should be owned within the first year of joining the Board). The minimum number of shares to be held by the directors will be calculated on the first trading day of each calendar year based on their fair market value. In the event the cash retainer increases, the directors will have five years from the time of the increase to acquire any additional shares needed to meet these guidelines.

PROPOSAL 2:

APPROVAL OF 2010 DISINTERESTED DIRECTOR STOCK OPTION PLAN

General Information

The Board reviewed the existing director option plans and concluded that the number of shares authorized and available for grant under the existing director option plans is now insufficient to provide flexibility with respect to stock-based compensation for the directors who are not employees. The Executive Committee and the Board of Directors believe that stock-based incentive compensation, particularly through the award of stock options, is a key element of non-employee director compensation. Thus, the Executive Committee recommended and the Board of Directors approved, and subject to stockholder approval and the issuance of an exemptive order by the SEC under the 1940 Act (an “SEC Approval Order”), the 2010 Disinterested Director Stock Option Plan (the “2010 Director Option Plan”).

Summary of Material Provisions of the 2010 Director Option Plan

The following is a summary of certain provisions of the 2010 Director Option Plan. The complete text of the 2010 Director Option Plan is attached as Appendix I to this Proxy Statement and is incorporated herein by reference.

The 2010 Director Option Plan provides for the issuance of options to purchase a maximum of 1,250,000 shares of Common Stock or [    ]% of the [            ] shares of Common Stock outstanding on the Record Date, to non-employee directors of the Company. Options granted under the 2010 Director Option Plan may be exercised for a period of no more than ten years from the date of grant. Unless sooner terminated by the Company’s Board of Directors, the 2010 Director Option Plan will terminate on [                    ], and no additional awards may be made under the 2010 Director Option Plan after that date. The maximum number of shares that may be covered by options granted under the Plan for a single participant is [                    ].

Options granted under the 2010 Director Option Plan will be non-qualified stock options under the Code and entitle the optionee, upon exercise, to purchase shares of Common Stock from the Company at a specified exercise price per share. Stock options granted under the 2010 Director Option Plan must have a per share exercise price of no less than the fair market value of a share of Common Stock on the date of the grant. Options will not transferable other than by laws of descent and distribution and will generally be exercisable during an optionee’s lifetime only by the optionee.

The Executive Committee will administer the 2010 Director Option Plan. The committee has the authority to adjust the number of shares available for options, the number of shares subject to outstanding options and the exercise price for options following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. However, without the approval of the our stockholders, and except in connection with a stock split, stock dividend or similar event, the committee will not lower the exercise price for any outstanding options or issue any replacement options for options previously granted at a higher exercise price.

The committee may provide that the exercise price of an option may be paid in Common Stock. The committee may also permit a “cashless exercise” arrangement whereby an optionee, without payment of the exercise price, receives upon exercise, shares having an aggregate fair market value equal to the product of (i) the excess of the fair market value of a share on the exercise date over the exercise price and (ii) the number of shares covered by the option.

The 1940 Act imposes certain requirements on options granted under the 2010 Director Option Plan including that the options must expire no later than ten years from grant, that the options not be separately transferable other than by gift, will or intestacy, that the exercise price must not be less than the current market price for the Common Stock at the time of grant, that the plan must be approved by the stockholders, and the Corporation not have a profit-sharing plan as described in the 1940 Act. In addition, the proposal to issue options under the 2010 Director Option Plan must be approved and an executive order issued by the SEC on the basis that the proposal is fair and reasonable and does not involve overreaching of the Company or its stockholders. We expect to file an application for such an order shortly after the issuance of this proxy statement. No options will be issued to non-employee directors under the 2010 Director Option Plan until we receive the SEC Approval Order.

The 2010 Director Option Plan is designed such that all grants will be automatic and nondiscretionary.

Each person who was a non-employee director during the entire period from September 15, 2010, to the date of the SEC Approval Order will automatically be granted an option to purchase [            ] shares of our common stock on the date of the SEC Approval Order. Such an option will be deemed to vest over a three-year period commencing on September 15, 2010, the date of the Annual Meeting. Vested options may not be exercised after [            ], or, if later, the three-year anniversary of the date of the SEC Approval Order.

Each person who becomes a non-employee director after September 15, 2010, will (assuming that there are a sufficient number of shares available for issuance under the 2010 Director Option Plan) automatically be granted an option to purchase [            ] shares of our common stock as of the later of the date of the SEC Approval Order and the date the person becomes a non-employee director. Such an option will be deemed to vest over a three-year period commencing on the date the person becomes a non-employee director. Vested options may not be exercised after the ten-year anniversary of the date the person becomes a non-employee director, or, if later, the three-year anniversary of the date of the SEC Approval Order.

In the event of death or the disability (as defined in the 2010 Director Option Plan) of a participant during his or her service as a director, all of his unexercised options will immediately become exercisable and may be exercised for a period of three years following the date of death or one year following the date of Disability (but no later than the expiration date of the option). In the event of termination of a participant’s service as a director for cause (as defined in the 2010 Director Option Plan), all of his or her unexercised options terminate immediately upon such termination, unless otherwise determined by the committee. If a person ceases to be a non-employee director for any reason other than death, disability or termination by the Company for cause, his or her options generally will be exercisable for a period of one year thereafter (but not later than the expiration date of the option). The 2010 Director Option Plan may be amended by the Board of Directors, except that the Board may not (i) change any option previously made under the 2010 Director Option Plan in a manner which would impair the recipients’ rights without their consent, or (ii) amend the 2010 Director Option Plan without approval of our stockholders, if required by law.

New Plan Benefits

The following table sets forth the number of options that have been committed to be granted to individuals in the following groups under the 2010 Director Option Plan as of [            ], 2010, subject to stockholder approval of the 2010 Director Option Plan:

2010 Disinterested Director Stock Option Plan
Name and Position	Number of Shares of American Capital Common Stock Underlying Option Grant (1)	Market Value of Underlying Shares of Common Stock (2)
All Non-Employee Directors as a Group		$
Total		$

(1)	Amounts represent options approved for grant by the Compensation and Corporate Governance Committee as of [ ], 2010. We may grant additional options under the 2010 Director Option Plan to such person(s) or group(s) of persons at future times.
(2)	The market value of underlying shares of common stock is calculated by multiplying the closing price of our common stock as reported on The NASDAQ Global Select Market as of [ ], 2010, times the number of options committed to be granted. No deduction is made for the strike price of the option that would have to be paid by the option holder to us in the event of an exercise of such option.

Except as set forth above, we cannot determine at this time what benefits or amounts, if any, will be received by or allocated to any other person or group of persons under the 2010 Director Option Plan if the 2010 Director Option Plan is approved by the stockholders, or what amounts would have been received by any person or group of persons for the last fiscal year if the 2010 Director Option Plan had been in effect.

Summary of Certain Federal Income Tax Consequences

The following discussion briefly summarizes certain United States federal income tax aspects of options granted pursuant to the 2010 Director Option Plan. State, local and foreign tax consequences may differ.

Non-qualified Stock Options. All options under the 2010 Director Option Plan will be non-qualified stock options. A participant generally is not required to recognize income on the grant of a non-qualified stock option. Instead, ordinary income generally is required to be recognized on the date the non-qualified stock option is exercised. In general, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares granted under the 2010 Director Option Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange.

Withholding. Our obligation to issue or deliver shares is subject to the satisfaction of applicable tax withholding. The respective committees may provide that a participant can satisfy tax withholding by (a) making a cash payment, (b) authorizing us to withhold shares that would otherwise be issued upon the exercise of the option, or (c) delivering to us already owned and unencumbered shares of our common stock.

Deductibility by Company. In general, in the case of a non-qualified stock option, we will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the participant.

Tax Rules Affecting Nonqualified Deferred Compensation Plans. Options under the 2010 Director Option Plan may be subject to federal income tax rules that apply to “nonqualified deferred compensation plans” that were enacted as part of the American Jobs Creation Act of 2004 and which became effective on January 1, 2005. Failure to comply with these rules or qualify for an exemption in respect of an option could result in significant adverse tax results to the grantee of such option, including immediate taxation of the option upon vesting (and immediate taxation upon vesting of the grantee’s awards under certain other plans), a penalty tax of 20 percent of the amount of income so recognized, plus a special interest payment. The 2010 Director Option Plan has been designed to allow, but not require, the grant of options that are intended to comply with these deferred compensation rules or qualify for an exemption.

Conclusion and Recommendation; Vote Required

The Board of Directors believes that it is in our best interests and the best interests of the stockholders to adopt the 2010 Disinterested Director Stock Option Plan, to help attract and retain key persons of outstanding competence and to further align their interests with those of the stockholders. The approval of the 2010 Disinterested Director Stock Option Plan requires the vote of a majority of the votes of all shares of common stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2010 DISINTERESTED DIRECTOR STOCK OPTION PLAN.

PROPOSAL 3:

APPROVAL OF CONVERTIBLE SECURITIES PROPOSAL

General Information

Sections 18(d) and 61(a) of the 1940 Act restrict the ability of a BDC such as us to issue warrants, options or rights to subscribe or to convert to voting securities of the company. If such securities are to be issued, the proposal must be approved by the stockholders of the BDC. In 2008, our stockholders approved a proposal for the company to issue shares of preferred stock or debt securities convertible into up to 20,000,000 shares of common stock (“convertible securities”). While we have not issued any such convertible securities, the Board of Directors believes it would be in our best interests to have flexibility to issue additional convertible securities under appropriate circumstances in connection with the capital raising and financing activities of the company. Thus, our Board of Directors has approved and recommends to the stockholders for their approval a proposal for the company to issue shares of preferred stock or debt securities convertible into up to 50,000,000 shares of our common stock, subject to adjustment for shares issued following the occurrence of events such as stock splits, stock dividends, distributions and recapitalizations (the “Convertible Securities Proposal”). The authority to issue convertible securities issuable pursuant to the Convertible Securities Proposal would be in addition to the convertible securities issuable pursuant to the 2008 authorization to issue convertible securities referenced above. Our Certificate of Incorporation currently authorizes 5,000,000 shares of preferred stock.

Background and Reasons

Our management and the Board of Directors have determined that it would be advantageous to the company to have flexibility to issue additional preferred stock or debt securities convertible into shares of our common stock in connection with the financing and capital raising activities of the company because it may be a cost-effective way for the company to raise capital. The issuance of convertible securities is a common practice in connection with the sale of securities through private placements or obtaining debt financing and approval of this proposal would place us in substantially the same position as corporations that are not BDCs. Such convertible securities, which may be issued in the form of preferred stock or debt securities, typically allow the purchaser of the securities to participate in any increase in the value of the issuer’s or borrower’s common stock. By allowing purchasers of the other securities to share in increases in the value of the common stock, such purchasers typically are willing to accept a lower specified return on the other securities than they would without such conversion feature. However, Section 61(a) of the 1940 Act sets forth certain requirements with regard to warrants, options, or rights to subscribe or convert to voting securities of a company that are not issued to directors, officers or employees of a BDC. Specifically, (i) such warrants, options or rights must expire within 10 years of issuance, (ii) the conversion price for the securities must not be less than the current market value of the common stock at the date of issuance and (iii) the proposal to issue such securities must be authorized by the stockholders of the BDC and the individual issuances must be approved by a majority of the BDC directors who are not Interested Persons on the basis that such issuance is in the best interest of the BDC and its stockholders. In addition, if the warrants, options or rights are accompanied by other securities when issued, such warrants, options or rights cannot be separately transferable unless no class of such warrants, options, or rights and the securities that accompany them has been publicly distributed.

We have no immediate plans to issue any such convertible securities. However, in order to provide more flexibility for future issuances, which typically must be undertaken quickly, the Board of Directors has approved and is seeking stockholder approval of the Convertible Securities Proposal to issue shares of preferred stock or debt securities convertible into up to 50,000,000 shares of our common stock, subject to adjustment for shares issued following the occurrence of events such as stock splits, stock dividends, distributions and recapitalizations. The final terms of any convertible securities (subject to the requirements noted in Section 61 of the 1940 Act noted above), including conversion price, term and vesting requirements as well as any interest or dividends that such securities may pay prior to conversion, will be determined by the Board of Directors at the time of issuance. Also, the nature and amount of consideration that would be received by the company at the time of issuance and the use of any such consideration will be considered and approved by the Board of Directors at the time of issuance. No further authorization from the stockholders will be solicited prior to any such issuance. If such convertible securities are issued and if they are subsequently converted, it would increase the number of outstanding shares of our common stock by up to 50,000,000 shares, subject to adjustment for shares issued following the occurrence of events such as stock splits, stock dividends, distributions and recapitalizations. The number of warrants, options or rights that we may have outstanding at any time (including options held by our employees and non-employee directors) is limited by Section 61 of the 1940 Act to no more than 25% of the outstanding shares of our common stock. Any such conversion would be dilutive on the voting power of existing stockholders and could be dilutive with regard to dividends and other economic aspects of the common stock. Because the timing of any issuance is not currently known, the actual dilutive effects cannot be predicted.

Conclusion and Recommendation; Vote Required

The Board of Directors believes that it is in our best interests and in the best interests of the stockholders to adopt the Convertible Securities Proposal. The affirmative vote by the holders of a majority of the votes of all shares of our common stock present or represented and entitled to vote is necessary for approval of this proposal. Abstentions and broker non-votes will have no effect on the outcome of the proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE CONVERTIBLE SECURITIES PROPOSAL.

PROPOSAL 4:

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS FOR 2010

Ernst & Young LLP has served as our independent registered public accounting firm since 1993 and, at a meeting on February 24, 2010, the Audit and Compliance Committee approved the appointment of Ernst & Young LLP to audit our consolidated financial statements for the year ending December 31, 2010. This appointment is subject to ratification or rejection by the stockholders. Ernst & Young LLP has no financial interest in American Capital. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

Ernst & Young LLP performed various audit and other services for us during 2009. The following presents a summary of the 2009 and 2008 fees billed by Ernst & Young LLP:

	2009	2008
Audit Fees	$3,711,985	$4,185,019
Audit-Related Fees	384,740	389,856
Tax Fees	—	24,170
All Other Fees	34,649	25,037

Total Fees	$4,131,374	$4,624,082

Audit Fees

“Audit Fees” relate to fees and expenses billed by Ernst & Young LLP for the annual audit, including the audit of our annual financial statements, audit of internal control over financial reporting, review of our quarterly financial statements, comfort letters and consents related to debt and stock issuances and security custody examinations.

Audit-Related Fees

“Audit-Related Fees” relate to fees billed for required agreed upon procedures related to our debt securitization transactions and accounting consultation.

Tax Fees

“Tax Fees” relate to fees billed for professional services for tax compliance.

All Other Fees

“All Other Fees” relate to fees billed for required agreed upon procedures related to funds managed by one of our portfolio companies.

All services rendered by Ernst & Young LLP were permissible under applicable laws and regulations, and were pre-approved by the Audit and Compliance Committee for 2009 in accordance with its pre-approval policy. The Audit and Compliance Committee has established a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditors. The policy requires the Audit and Compliance Committee to approve each audit or non-audit engagement or accounting project involving the independent auditors, and the related fees, prior to commencement of the engagement or project to make certain that the provision of such services does not impair the firm’s independence. Approval of such engagements may be provided in person at regularly scheduled meetings or, for certain services, by email upon the affirmative assent thereto by at least two members of the Audit and Compliance Committee so long as no member objects thereto. In the case of an objection, approval must then be obtained at an in person meeting of the Audit and Compliance Committee. Pre-approval is not required for audit or non-audit services that result in a de minimis amount of $10,000 or less, although such services are reported to the Audit and Compliance Committee promptly thereafter. In addition, pursuant to the policy, pre-approval is not required for additional non-audit services if such services result in a de minimis amount of less than 5% of the total annual fees paid by us to the independent auditor during the fiscal year in which the non-audit services are provided, were not recognized by us at the time of engagement to be non-audit services and are reported to the Audit and Compliance Committee promptly thereafter and approved prior to the completion of the audit.

Our portfolio companies may engage Ernst & Young LLP to perform audit and other services. We do not participate in the selection or appointment of Ernst & Young LLP by our portfolio companies.

Conclusion and Recommendation; Vote Required

The affirmative vote of a majority of the votes cast by the holders of our common stock present or represented and entitled to vote at the Annual Meeting is required to ratify the appointment of our independent auditors. Abstentions and broker non-votes will have no effect on the outcome of the proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR 2010.

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

The Board of Directors has appointed an Audit and Compliance Committee presently composed of three directors, Ms. Baskin and Messrs. Hahl and Koskinen. Each of the directors is independent as defined in the NASDAQ listing standards. The Board of Directors has determined that Ms. Baskin and Messrs. Hahl and Koskinen are all “audit committee financial experts” (as defined in Item 401 of Regulation S-K under the Securities Act).

The Audit and Compliance Committee’s responsibility is one of oversight as set forth in its charter, which is available on our web site at www.AmericanCapital.com. It is not the duty of the Audit and Compliance Committee to prepare our financial statements, to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Our management is responsible for preparing our financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles.

The Audit and Compliance Committee has reviewed and discussed our audited financial statements with management and with Ernst & Young LLP, our independent auditors for 2009.

The Audit and Compliance Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

The Audit and Compliance Committee has received from Ernst & Young LLP the written statements required by PCAOB Rule No. 3526, “Communications with Audit Committees Concerning Independence,” and has discussed Ernst & Young’s independence with Ernst & Young LLP, and has considered the compatibility of non-audit services with the auditor’s independence.

Based on the review and discussions referred to above, the Audit and Compliance Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2009, be included in our Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

The Audit and Compliance Committee also recommends the selection of Ernst & Young LLP to serve as independent public accountants for the year ending December 31, 2010.

By the Audit and Compliance Committee:
Neil M. Hahl, Chairman
Mary C. Baskin
John A. Koskinen

Use of Report of the Audit and Compliance Committee

In accordance with and to the extent permitted by applicable law or regulation, the information contained in the foregoing Report of the Audit and Compliance Committee is not “soliciting material” and is not to be incorporated by reference into any future filing under the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS

The Board of Directors elects executive officers annually following our annual meeting of stockholders to serve until the meeting of the Board following the next annual meeting. Set forth below is certain information about each executive officer as of [            ], 2010. The business address of each executive officer is American Capital, Ltd., 2 Bethesda Metro Center, 14th floor, Bethesda, Maryland 20814.

Name	Age	Information about Executive Officers
Malon Wilkus	58	Chief Executive Officer (“CEO”) and Chairman of the Board of Directors. Further information about Mr. Wilkus may be found on page 3 of this proxy statement.

John R. Erickson	50	Mr. Erickson has served as the President, Structured Finance since 2008 and as our Chief Financial Officer (“CFO”) since 1998. He also served as our Secretary from 1999 to 2005 and an Executive Vice President from 2001 to 2008. From 1998 to 2001, Mr. Erickson was a Vice President.

Samuel A. Flax	54	Mr. Flax has served as an Executive Vice President and our General Counsel (“GC”), Chief Compliance Officer and Secretary since 2005. From 1990 to 2005, he was a partner in the Washington, D.C. law firm of Arnold & Porter LLP, where he served as our principal external counsel. Mr. Flax also served as Of Counsel to Arnold & Porter LLP in 2005.

Gordon J. O’Brien	45	Mr. O’Brien has served as the President, Specialty Finance and Operations since 2008. From 2001 to 2008 he served as a Senior Vice President and Managing Director. Prior to his election as a Senior Vice President, he served as a Vice President in 2001. From 1998 to 2001, he was a Principal. Mr. O’Brien was a Vice President at Pennington Partners & Company, a private equity fund from 1995 to 1998.

Ira J. Wagner	57	Mr. Wagner has served as the President, European Private Finance since 2008. He previously served as our Chief Operating Officer from 2001 to 2008 and as a Senior Vice President in 2001, prior to becoming an Executive Vice President from 2001 to 2008. He has been an employee since 1997 and has also held the positions of Principal and Senior Investment Officer. From 1993 to 1997, Mr. Wagner was a self-employed consultant and financial advisor.

Brian S. Graff	44	Mr. Graff has served as a Senior Vice President since 2004 and as a Senior Managing Director since 2008. From 2005 to 2008 he served as a Regional Managing Director and from 2004 to 2005 he served as a Managing Director. Mr. Graff also served as a Vice President and Principal from 2001 to 2004. From 2000 to 2001, he was a Principal of Odyssey Investments Partners, a private equity fund.

Name	Age	Information about Executive Officers
Darin R. Winn	45	Mr. Winn has served as a Senior Vice President since 2002 and as a Senior Managing Director since 2008. From 2005 to 2008 he served as a Regional Managing Director and from 2002 to 2005 he served as a Managing Director. Mr. Winn also served as a Vice President from 2001 to 2002. From 1998 to 2001, he was a Principal. Prior to joining the Company, he worked at Stratford Equity Partners, a mezzanine and equity fund, from 1995 to 1998.

Roland H. Cline	63	Mr. Cline has served as a Senior Vice President and Managing Director since 2001. From 1998 to 2001, he was a Vice President.

COMPENSATION DISCUSSION AND ANALYSIS

The following is a discussion of certain aspects of our compensation program and practices as they relate to our principal executive officer, our principal financial officer and our three other most highly-paid executive officers for 2009, whom we refer to below collectively as our “named executive officers,” or “NEOs.” We also refer to our CEO, Presidents, CFO and GC as our “senior management.”

Executive Compensation Philosophy and Objectives in the Current Economic Environment

There have been material developments in the financial markets worldwide over the past two years, which have led to a recession in the U.S. and other countries. We have been adversely affected by these developments, as has virtually every financial institution in the world. We believe that our ability to weather these challenging economic times and continue our success as a leading private equity firm and alternative asset manager depends on our ability to motivate and retain outstanding executive officers through the use of both current and long-term incentive compensation programs, which are competitive in a global market. We also believe that as a public company, elements of our executive compensation program should be designed to align employee interests with those of the stockholders and to reward performance above established goals, which is why we implemented our long-term incentive compensation programs. We establish compensation levels for our named executive officers based on current competitive market conditions and individual and company performance, each in the context of the economic climate, the relative values of different compensation programs and the widespread concern over executive pay. Our executive compensation programs and related data are reviewed throughout the year and on an annual basis by the Compensation and Corporate Governance Committee (the “Compensation Committee”) to determine if our executive officers are meeting their stated objectives and the programs are providing their intended results.

Decision-Making Process; Role of Executive Officers

The Compensation Committee performs an extensive review of each element of compensation of our executive officers at least once a year and makes a final determination regarding any adjustments to current compensation structure and levels after considering a number of factors. The Compensation Committee generally takes into account the scope of an officer’s responsibilities, performance and experience and balances these factors with competitive compensation levels, our performance and current market conditions. During the annual review process, the Compensation Committee reviews our full-year financial results against financial performance in prior periods with members of senior management and considers research conducted by our senior vice president – human resources (“SVP HR”) and her staff on compensation structure and levels at similar firms (“Industry Data”). Even during this turbulent financial crisis, we believe that we compete with private and public management companies of private equity, mezzanine, hedge funds and other types of funds to retain our executive talent. The Compensation Committee also considers recommendations made by our CEO and SVP HR and compensation consultants, if any, with regard to compensation for each of the other NEOs, based on the Industry Data, the performance of each executive officer and our performance over the past year.

Compensation Consultants

Under its charter, the Compensation Committee has the authority to select, retain and terminate compensation consultants. In 2009, the Compensation Committee did not retain any compensation consultants.

Elements of Compensation

We pay our named executive officers a combination of base salary, cash incentive payments and long-term incentive compensation, in addition to providing health, retirement and other benefits. In addition, we have entered into employment agreements with each of the NEOs. In accordance with applicable law and the Compensation Committee’s charter, the

Compensation Committee is required to approve any changes in the compensation of our executive officers. We have not adopted any formal policies or guidelines for allocating compensation between long-term compensation and regularly-paid income or between cash and non-cash compensation. We strive to achieve an appropriate mix between equity incentive awards and cash compensation in order to meet our objectives, as set forth above. For our NEOs, annual salary constituted 20.1% to 28.3% of total compensation, cash incentive payments under our Performance Incentive Plan (“PIP”) for each quarter constituted 34.6% to 40.3% of total compensation and long-term incentive compensation constituted the remaining 36.9% to 39.6% of total compensation in 2009. Thus, we believe that our NEOs remain closely aligned with our stockholders during this economic crisis. Each element of compensation is discussed briefly below.

Base Salary

Base salary is one component of each named executive officer’s cash compensation. We establish base salary after considering a variety of factors, including the current economic conditions and competitive market for executive officers, the scope of each officer’s responsibilities, the performance of the executive officer and our performance and if requested, recommendations from a retained compensation consultant. Base salaries are used to attract, motivate and retain outstanding employees.

Base salaries for our executive officers are reviewed annually by the Compensation Committee and at the time of a promotion or other change in responsibility of an executive officer and may be adjusted after considering the above factors. Each named executive officer’s employment agreement sets a minimum base salary, as described below under “Employment Agreements.” While the Compensation Committee believes that the named executive officers performed well in 2009 in an extraordinarily tough business environment, they determined not to increase the salaries of the NEOs for 2010, which have not been increased since 2007, except for Mr. O’Brien. The current base salaries for the NEOs are $1,495,000 for Mr. Wilkus, $1,085,000 for Mr. Erickson, and $1,020,000 for each of Messrs. Flax, O’Brien and Wagner.

Short-Term Incentive Payments

Each named executive officer is entitled to participate in a performance-based target incentive payment program under which he may receive a cash incentive payment based on a target amount. The target amount for each NEO is generally determined by the Compensation Committee each year prior to or shortly after the beginning of the year. The Compensation Committee then makes a quarterly determination regarding the amount, if any, of the target incentive payment that should be paid to each named executive officer for that quarter. Typically, only a portion of the incentive payment, if any, will be paid after the end of each of the first three quarters of the year and the majority of the incentive payment is considered for payment after the year has concluded and the Compensation Committee has reviewed our performance and the NEO’s performance for the entire year. Payment of the quarterly and year-end target incentive payments in 2009 was contingent on our achievement of certain performance goals set by the Committee and intended to qualify under Section 162(m) of the Code (the “Section 162(m) Criteria”). For 2010, we have again established Section 162(m) Criteria each quarter, as well as the full year. The portion of each executive officer’s target incentive payment that is contingent on achievement of Section 162(m) Criteria is paid as part of our Performance Incentive Plan and is described further below.

The quarterly payout of a target incentive payment, if any, is intended to motivate our NEOs throughout the year and to match rewards with actual performance when value is added, with a larger amount typically paid at the end of the year. After the conclusion of each year, the Compensation Committee meets to review each executive officer’s performance and our overall performance for the year, including the achievement of the Section 162(m) Criteria, as discussed below.

Each named executive officer’s employment agreement sets a minimum target incentive payment amount, which is described below. Any amount above the minimum target incentive payment amount set forth in each employment agreement is at the discretion of the Compensation Committee. For 2010, the Compensation Committee determined not to increase the target incentive payment amount of the NEOs from the following amounts set for 2009, which was also the same as for 2008: Mr. Wilkus at $6,000,000, Mr. Erickson at $3,000,000, and $2,500,000 for each of Messrs. Flax, O’Brien and Wagner. The NEOs were awarded half of their target incentive payment amount under the Performance Incentive Plan for 2009 under the retention agreements described below. After considering market data, the Compensation Committee concluded that the 2010 target incentive payment amounts were consistent with market practices and sufficient to meet our objectives as described above. As discussed further below, we entered in agreements with each of the NEOs under which we guaranteed, under certain circumstances, that each NEO will receive at least a portion of the 2009 target incentive payment amount

Long-Term Incentive Compensation Plans

Each NEO participates in long-term incentive compensation plans as do virtually all of our employees. The Compensation Committee and our Board of Directors believe that stock-based incentive compensation is necessary to help attract, motivate and retain outstanding officers, employees and directors and to align further their interests with those of our stockholders. As discussed above, long-term incentive compensation comprised 36.9% to 39.6% of the NEOs’ total compensation for 2009, which we believe helps to ensure that our NEOs are focused on rebuilding stockholder value during this unprecedented economic period.

Stock-based compensation advances the interests of our company, but as a business development company we are restricted under the 1940 Act in the forms of incentive compensation that we can provide to our employees. For instance, we cannot compensate employees with stock appreciation rights. However, we compete with numerous private equity, mezzanine and hedge funds for our investment professionals. Such funds commonly pay to their partners and employees 20% of the profits (including capital gains), or carried interest, of each newly-raised fund under management. We have established three long-term equity based incentive plans based on these considerations.

Employee Stock Ownership and 401(k) Plans

We have established the American Capital, Ltd. Employee Stock Ownership Plan (the “ESOP”) as an “employee stock ownership plan” within the meaning of Section 4975(e)(7) of the Code, and the American Capital, Ltd. 401(k) Plan (the “401(k) Plan”) with a cash or deferred arrangement intended to qualify under Section 401(k) of the Code. We maintain the ESOP and 401(k) Plan for the benefit of our employees to enable them to share in our growth and supplement their personal savings and social security. The ESOP provided that for plan years prior to January 1, 2010, participants would receive allocations of our common stock at least equal to 3% of their annual compensation, up to certain statutory maximums. We will not be making a contribution to the ESOP for the 2010 plan year. The 401(k) Plan allows participants to make elective deferrals of a portion of their income as contribution to a Section 401(k) profit sharing plan. Beginning with the 2010 plan year, the 401(k) Plan provides that we may make discretionary matching contributions to the 401(k) Plan. We have determined that for 2010 we will match 100% of an employee’s 401(k) contributions, up to the first 3% of his or her compensation, subject to statutory maximums. The statutory maximum matching contribution for 2010 is $7,350. The NEOs participate in the ESOP and 401(k) Plan on the same basis as all of our other employees.

Employee Stock Option Plans

Under conditions specified in the 1940 Act, business development companies are permitted to issue stock options to their employees. Stock options are a key element of our named executive officers’ compensation. We currently maintain the Existing Option Plans, which provide for the grant of incentive stock options and nonqualified stock options. All of our employees are eligible to participate in our Existing Option Plans. For 2009, the Compensation Committee awarded stock options to the NEOs in the following amounts: Mr. Wilkus, 1,309,416, Mr. Erickson, 740,110, Mr. Flax, 626,241, Mr. O’Brien, 626,241 and Mr. Wagner, 626,241.

We established the Existing Option Plans for the purpose of attracting and retaining executive officers and other key employees, and with respect to the 2006 Stock Option Plan, the 2007 Stock Option Plan, the 2008 Stock Option Plan, and the 2009 Stock Option Plan, non-employee directors. The Compensation Committee administers the Existing Option Plans. Each of the Existing Option Plans sets a maximum number of shares that may be granted to any single participant. The Compensation Committee uses such criteria as it deems important to determine who will receive awards and the number of options awarded, including the recommendations of senior management. The Compensation Committee generally takes into account the scope of an officer’s responsibilities and experience and balances these factors against competitive compensation levels to attract, motivate and retain outstanding officers. The Compensation Committee has the authority to set the exercise price for options and to adjust the exercise price following the occurrence of events such as stock splits, dividends, distributions and recapitalizations.

Grants under the Existing Option Plans have generally been made to most employees on a quarterly basis on the recommendation of senior management and the timing of our grants to named executive officers has been in symmetry with our grants to employees more generally. However, since November 2009, the Compensation Committee has decided to award options only to executive and non-executive officers, because only non-officer employees were eligible for salary adjustments for 2010, whereas executive and non-executive officers did not receive salary increases for 2009 or 2010. The Compensation Committee may continue to award options to certain employees (both executive and non-executive) for the achievement of specific performance goals generally related to the exit of investments. The grant dates of awards under our Existing Option Plans are the Compensation Committee approval dates for the respective grants.

Options may be exercised during a period of no more than ten years following the date of grant. The Compensation Committee has the discretion to set the vesting period for options and to permit the acceleration of vesting under certain circumstances. Vesting is automatically accelerated upon the occurrence of specified change of control transactions. Section 61(a) of the 1940 Act imposes certain requirements on our option plans including that the options must expire no later than ten years from grant, the options must not be separately transferable other than by gift, will or intestacy, the exercise price at the date of issuance must not be less than the current market price for the underlying stock, the plan must be approved by a majority of our directors who are not “Interested Persons” and by the stockholders and we must not have a profit-sharing plan as described in the 1940 Act.

In December 2009, we commenced a tender offer to all of our employees, including our NEOs, to exchange certain eligible options for an option cancellation payment equal to $0.05 per eligible option for non-executive officer employees and $0.01 per eligible option for executive officers employees. The tender offer was motivated for a variety of reasons, including primarily the fact that the decline in the market price of our common stock since late 2007 had significantly reduced the value of the eligible options because the exercise price of those outstanding options far exceeds the present market price of our common stock, virtually eliminating the incentive and retention value of these options. In addition, pursuant to the 1940 Act, we are generally limited in the amount of stock options that may be issued and outstanding at any point in time to no more than 20% of our total shares outstanding. We repurchased options for an aggregate 21,736,066 shares, of which 8,135,881 were tendered by the NEOs, for an aggregate payment of $81,359 to such NEOs. In connection with the repurchase and cancellation of these options, the total compensation for our NEOs includes non-cash stock compensation expense totaling $9,234,909 incurred by us due to the required acceleration of vesting before the options were repurchased and cancelled. The NEOs received no benefit for the $9,234,909 non-cash stock compensation expense incurred by us except for the payment of $81,359 in the aggregate noted above.

Performance Incentive Plan

As discussed above, we believe that our employee compensation plans must provide an economic interest in us similar to that generally gained by partners and employees of the management company of private equity, mezzanine and hedge funds. We believe that our Existing Option Plans only partially fulfill this objective. First, they do not allow option holders to share in any dividends paid on our common stock. In addition, under our asset management strategy, we have expanded our management of assets to assets in externally managed funds in addition to assets that we own. Funding the asset management strategy involves the raising of capital by entities other than us and does not involve the sale of shares of our common stock. However, under the 1940 Act, the number of options that we can have outstanding is limited to no more than 20% of the outstanding shares of our common stock. Therefore, the number of outstanding options may not be sufficient to compensate employees at competitive levels within the industry commensurate with the amount of assets we have under management.

Thus, in order to further align the interests of our employees and our stockholders, to address the fact that our employees are not receiving the benefit of any dividends paid on our common stock with respect to their option grants and to reflect the additional assets under management through externally managed funds, we established the Performance Incentive Plan (formerly known as the Incentive Bonus Plan) in 2006. It is an unfunded bonus program exempt from ERISA. Virtually all of our employees are eligible to and do participate in the Performance Incentive Plan. The Compensation Committee determines the dollar amount of each award made to the executive officers under the Performance Incentive Plan and approves an aggregate amount of awards made to other employees. Awards are based on competitive market conditions for each category of employee, level of responsibility, the performance of each employee, as well as our performance. Awards under the Performance Incentive Plan are used to attract, motivate and retain outstanding employees.

There are two types of awards under the Performance Incentive Plan. Most of the awards are longer-term awards (“Incentive Awards”), in which all of our employees are eligible to participate. In addition, our executive officers can receive cash awards, which form part of the quarterly and annual target cash incentive payments for our executive officers, which are described below (“Target Awards”).

Incentive Awards. We established a trust fund to fund the payment of the Incentive Awards under the Performance Incentive Plan (the “Trust”). The trustee of the Trust is First State Trust Company. In the past we made contributions of cash to the Trust based on the cash Incentive Awards approved by the Compensation Committee. We have not made any such contributions to the Trust since 2008 and have no present plans to do so. However, in 2009 we did reallocate forfeited shares. Pursuant to the terms of the trust agreement, we instruct the trustee, subject to its fiduciary duty, to invest this cash and any other cash generated by trust assets in money market securities for short-term investment purposes and in shares of our common stock for long-term investment purposes, which are purchased on the open market. Shares of our common stock held in the Trust are enrolled in our dividend reinvestment plan and dividends paid on these shares are reinvested in our common stock.

Each participant has an account under the plan, which is allocated a hypothetical, or notional, number of shares of our common stock, generally based on the amount of each participant’s cash awards divided by the average open-market purchase price for the common stock purchased by the Trust in connection with the respective awards. Once these notional shares are allocated to a participant’s account, the Incentive Awards are tied directly to the interests of our stockholders as the value of the award is directly related to the market price of our common stock. Moreover, as dividends are paid on our common stock, the notional value of the dividends attributable to the notional number of shares in the participant’s account is credited to the account, in the form of additional notional shares. Thus, the participant could receive a benefit from any dividends, something not currently possible under the Existing Option Plans, further aligning the interests of plan participants with those of our stockholders since participants share similarly in any appreciation or decline in our stock price.

Each participant vests in Incentive Awards in accordance with a vesting schedule specified by the Compensation Committee. Vesting is generally based on continued employment, plus, for executive officers, the satisfaction of Performance Goals, as described below. The vesting schedule for prior Incentive Awards has varied from two to six years, although it is expected that the vesting schedule for future awards will generally be five to six years. In addition, vesting generally accelerates upon a participant’s termination of employment as a result of death or disability, or upon the occurrence of a change of control.

Participants are eligible to receive distributions of the vested portions of Incentive Awards immediately upon vesting. All distributions are made directly by the Trust in the form of our common stock. A participant may elect to defer the payment of the vested portions of Incentive Awards to a later distribution date (or distribution dates) allowed by the Compensation Committee and as permitted under Section 409A of the Code (but no later than ten years after the date of grant). Notwithstanding any deferral election, the vested portion of a participant’s Performance Incentive Plan account will generally be paid on the participant’s termination of employment or upon the occurrence of a change of control. A participant is required to satisfy applicable withholding taxes upon vesting and distribution dates. Incentive Awards under the Performance Incentive Plan for 2009 are included in the “Stock Awards” column of the Summary Compensation Table, below, although the NEOs do not receive stock directly from us, as discussed above. In addition, all of the Incentive Awards that were granted to the NEOs in 2009 were funded with previously allocated awards that were forfeited.

Target Awards and Performance Goals. As discussed above, Target Awards are made to executive officers as part of our quarterly and annual cash incentive payments. Both the Target Awards and the Incentive Awards for executive officers are, at the discretion of the Compensation Committee, subject to certain performance measures and an incentive payment formula (“Performance Goals”). The Performance Goals provide a non-exclusive framework that satisfies standards of Section 162(m) of the Code, which is discussed below under “Impact of Regulatory Requirements.” Under this aspect of the Performance Incentive Plan, the Compensation Committee designates Performance Goals, which they select from the following metrics, among others: return on equity, revenue, net operating income, net income, book value per share, dividend characterization, return on assets, cash flow, equity or investment growth, gross amount invested, regulatory compliance (including compliance goals relating to the Sarbanes-Oxley Act of 2002), satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet objectives, implementation or completion of one or more projects or transactions, intradepartmental or intra-office performance or any other objective goals established by the Compensation Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such Performance Goals may be particular to a participant or the department, branch, subsidiary or other division in which he or she works, or may be based on our performance and/or one or more of its subsidiaries, and may cover such period as may be specified by the Compensation Committee.

For the full year 2009, the Performance Goals required each officer to satisfy four out of nine of the following measurement standards above certain confidential levels: (1) gross revenue, (2) pre-tax net operating income, (3) realizable net asset value per share, (4) return of capital to stockholders, (5) regulatory compliance, (6) total amortizations, prepayments and exits, (7) net realized gain on investments, (8) employee retention, and (9) reduction of debt. For March and April of 2009 and the second, third and fourth quarters of 2009, the Performance Goals did not include items (4) and (5), and three of the remaining seven Performance Goals had to be satisfied. For each quarter in 2010, the Performance Goals require each officer to meet three of the following measurement standards above certain confidential levels: items (1), (2), (3), (6), (8), (9) from above and (10) uncured new loan covenant violations. For the full year 2010, the Performance Goals require each officer to meet four of the following measurement standards above certain confidential levels: items (1) – (6) and (8) – (10) from above. The Compensation Committee determined that the NEOs qualified for the Target Award under the Performance Incentive Plan for March and April of 2009 and the second, third and fourth quarters of 2009, based on both individual officer performance and our performance, as well as current economic conditions. Incentive Payment amounts that were paid in 2009 that were contingent upon the Section 162(m) Criteria are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table, below.

Personal Benefits and Perquisites

We offer certain health, retirement and other benefits to all employees. Our executive officers are eligible to participate in these benefit plans on the same basis as all other employees. These benefit plans include medical, dental, vision, disability and life insurance. All employees also receive qualified transportation benefits. Our executive officers do not receive any personal benefits or perquisites that are not available on a non-discriminatory basis to all employees.

Employment and Other Agreements

We have entered into employment agreements with each of our named executive officers. In early 2009, as part of a broader effort to retain key employees, we amended each NEO’s employment agreement other than Mr. Wilkus’ primarily to extend the term of each agreement from one year to two years, to provide that if we give written notice of our intent to discontinue the daily extensions of the term within the two months preceding or the 18 months following a change of control, the giving of that notice will be treated as a termination by us for other than misconduct as of the date the notice is given and to reflect current compensation levels. In December 2009 we amended each NEO’s employment agreement to comply with certain performance-based compensation requirements under Section 162(m) of the Code.

The agreements of each of the named executive officers provide for a two-year term that renews on a daily basis so that there will always be two years remaining until either party gives notice that the automatic renewals are to be discontinued. Each agreement also sets forth a minimum base salary for the NEO. The minimum base salary under Mr. Wilkus’ agreement is $530,000 per year; the minimum base salary under the agreement of Mr. Erickson is $1,085,000 a year; and the minimum base salary under the agreements for each of Messrs. Flax, O’Brien and Wagner is $1,020,000 a year. The Compensation Committee has the sole right to increase the base salary during the term of each agreement. The Compensation Committee did not increase the base salaries for the NEOs from the minimum set forth above for 2009. The respective employment agreements provide that Messrs. Wilkus, Erickson, Flax, O’Brien and Wagner are entitled to participate in a performance-based target incentive payment program under which the target incentive payment amount that Mr. Wilkus will be considered for will not be less than 230% of his base salary, the target incentive payment amount that Mr. Erickson will be considered for will not be less than $3,000,000, and the target incentive payment amounts that each of Messrs. Flax, O’Brien and Wagner will be considered for will be not less than $2,500,000, depending on our portfolio performance and the officer’s performance against certain criteria established by the Compensation Committee. Each of the employment agreements provides that the named executive officer’s employment with us will be his primary employment and provides for certain payments upon severance, disability, death or change in control, as discussed below under “Severance and Change of Control Payments.”

As explained above, a substantial amount of our NEOs’ compensation historically has been in the form of equity incentive compensation and incentive payments. However, due to significant fluctuations and the decline in our stock price, the value of their past equity incentive compensation also declined dramatically. We also downsized significantly in 2008 and 2009, reducing the amount of our workforce by 380 employees as of December 31, 2009, or 55%, and the number of our offices by 50% since our peak in the first quarter of 2008. Thus, in order to continue to motivate and retain our named executive officers to help us navigate through this unprecedented time of global financial crisis, we entered into letter agreements with each of the NEOs relating to the quarterly payment of a retention bonus equal to an aggregate 50% of each named executive officer’s target incentive payment amount in 2009 (the “Retention Payment”). Each NEO was entitled to receive one-quarter of the Retention Payment contingent upon our achievement of three out of seven performance goals established by the Compensation Committee in March and April, and in each of the second, third or fourth quarters. At least three out of seven performance goals were met for each measurement period and thus each NEO received all of their Retention Payment. However, if the NEO would have terminated his employment without Good Reason (as defined below) or is terminated by us for Misconduct (as defined below) on or before March 31, 2010, the NEO would have had to reimburse us for the amount of any Retention Payment paid to such NEO after applicable withholdings. If we would have terminated the NEO for reasons other than for Misconduct prior to the NEO receiving the full amount of the Retention Payment, the NEO would have been paid the pro rata portion of the target incentive payment amount due to the NEO under his respective employment agreement, less the amount of any Retention Payment already paid to such NEO. The NEOs were entitled to earn the portion of the target incentive payment amount in excess of the Retention Payment based on existing standards for the target incentive payment.

Pension and Retirement Plans

Except for the ESOP and 401(k) Plan, described above, in which all of our employees participate on a non-discriminatory basis, we do not maintain any retirement, pension, defined benefits, supplemental executive retirement or similar plans for our named executive officers.

Stock Ownership Guidelines

We require our named executive officers to own significant amounts of our common stock. Our stock ownership guidelines are designed to increase the executives’ equity ownership of us and to align further their interests more closely with those of our stockholders, as well as to show the executives’ support and belief in us. The guidelines require that each executive officer owns a minimum number of shares of our common stock based on a multiple of his base salary, which is 5x for our Chairman and CEO, 3x for Executive Vice Presidents and Presidents, and 2x for other executive officers. Shares are valued at the higher of their purchase price or current trading price. Until the foregoing ownership requirements are met, each executive officer is expected to retain one-half of all shares distributed from the Performance Incentive Plan and one-half of all shares realized upon the exercise of stock options, net of any shares sold to pay taxes and associated costs due as a result of such distribution or exercise. If an executive officer fails to meet or show sustained progress toward meeting our stock ownership requirements, we may reduce the amount of the officer’s future equity awards. We also believe it is highly inappropriate for any named executive officer to short our stock or engage in transactions where the person will earn a profit based on a decline of our stock price. The NEOs’ ownership of our common stock is shown in the stock ownership table on page [    ].

Impact of Regulatory Requirements

Although we do not have a formal policy in place, in order to preserve flexibility with respect to the design of our compensation programs, we endeavor to minimize the amount of our taxes and our employees’ taxes to maximize the return to our stockholders and employees. For example, Section 162(m) of the Code generally disallows a tax deduction to a public company for compensation in excess of $1 million paid to the company’s chief executive officer and any other executive officer (other than the chief financial officer) required to be reported to its stockholders under the Exchange Act by reason of such executive officer being one of the four most highly compensated executive officers. However, qualifying performance-based compensation is not subject to the deduction limitation if certain requirements are met. We have structured portions of the Incentive Awards and Target Awards under the Performance Incentive Plan for the NEOs to qualify as performance-based compensation under Section 162(m) of the Code, as described above. In addition, in December 2009, we amended the employment agreements for each of the NEOs to substitute a lump sum severance payment for payment of a pro rata incentive payment upon termination of employment by us for reasons other than Misconduct or by the NEO with Good Reason to ensure that Target Awards under the Performance Incentive Plan would continue to qualify as performance-based compensation under Section 162(m) of the Code.

Additionally, we consider the tax implications of Section 409A of the Code. Section 409A of the Code provides for certain requirements that a plan that provides for the deferral of compensation must meet, including requirements relating to when payments under such a plan may be made, acceleration of benefits, and the timing of elections under such a plan. Failure to satisfy these requirements will generally lead to an acceleration of timing of inclusion in income of deferred compensation, as well as certain penalties and interest. In December 2008, we amended the employment agreements for the NEOs to make certain that the agreements comply with the final regulations under Section 409A of the Code, which was required by January 1, 2009.

Conclusion

We believe that our compensation programs have been appropriately designed to continue to attract, retain and motivate our employees, including our senior management, improve our financial performance and align the interests of our senior management with the long-term interests of our stockholders during an extremely challenging economic period. We believe that our strong financial performance since going public in 1997 and our ability to continue to weather the current economic crisis is due in part to the effectiveness of our compensation programs for all of our employees, and particularly our senior management.

REPORT OF THE COMPENSATION AND CORPORATE GOVERNANCE COMMITTEE

Our Compensation and Corporate Governance Committee reviewed and discussed with our management the “Compensation Discussion and Analysis” contained in this proxy statement. Based on that review and discussions, the Compensation and Corporate Governance Committee recommends to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.

By the Compensation and Corporate Governance Committee:
Phil R. Harper, Chairman
Stan Lundine
Alvin N. Puryear

SUMMARY COMPENSATION TABLE

The following table provides information concerning the compensation of the NEOs earned during our most recently completed fiscal year. In the column “Salary,” we disclose the amount of base salary paid to the NEO during the fiscal year. In the column “Bonus,” we disclose the amount of cash short-term incentive payments earned by the NEO during the fiscal year. We disclose the amount of the NEO’s Incentive Awards under the Performance Incentive Plan in the column “Stock Awards,” although the NEOs do not receive stock from us; rather, we make cash contributions to the Trust, which purchases shares of our common stock on the open market. The shares are allocated to each participant’s account. See “Performance Incentive Plan” under “Compensation Discussion and Analysis,” above.

In the columns “Stock Awards” and “Option Awards” we disclose the value of the award measured in dollars and calculated in accordance with ASC 718, as required by SEC regulations. For amounts under the column “Stock Awards,” the ASC 718 fair value per share is generally equal to the average purchase price of the common stock purchased by the Trust in respect of all Incentive Awards granted, or, in the case of previously forfeited shares allocated to new Incentive Awards, the closing price of our common stock on the date of grant. All Incentive Awards in 2009 were funded using previously forfeited shares. For amounts under the column “Option Awards,” the ASC 718 fair value per share is based on certain assumptions that we explain under the heading “Stock-based Compensation” in Item 7 of Management’s Discussion and Analysis in our annual report on Form 10-K for the year ended December 31, 2009.

The amount of the NEO’s performance-based Target Award earned during the fiscal year under our Performance Incentive Plan is disclosed in the column “Non-Equity Incentive Plan Compensation.” The amount in the column “All Other Compensation” is comprised of our contribution to the ESOP plan, which was capped at $7,350 in 2009, $6,900 in 2008 and $6,750 in 2007. The NEOs did not have any perquisites or other personal benefits in excess of the reporting thresholds during the fiscal year.

Name and Principal Position	Year		Salary ($)(1)	Bonus ($)(2)	Stock Awards(3) ($)	Option Awards(3)(4) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Malon Wilkus	2009		1,495,000	—	418,975	2,526,089	3,000,000	7,350	7,447,414
Chief Executive Officer and Chairman of the Board of Directors	2008		1,495,000	—	3,215,386	1,079,564	750,000	6,900	6,546,850
	2007		1,495,000	429,813	12,586,692	3,057,400	4,320,187	6,750	21,895,842
John R. Erickson	2009		1,085,000	—	236,817	1,335,533	1,500,000	7,350	4,164,700
President, Structured Finance and Chief Financial Officer	2008		1,085,000	—	1,712,449	574,954	375,000	6,900	3,754,303
	2007		1,085,000	237,344	6,850,572	1,719,304	2,362,656	6,750	12,261,626
Ira J. Wagner	2009		1,020,000	—	200,378	1,130,998	1,250,000	7,350	3,608,726
President, European Private Finance	2008		1,057,917	—	1,712,449	522,796	375,000	6,900	3,675,062
	2007		1,085,000	237,344	6,850,572	1,719,304	2,362,656	6,750	12,261,626
Samuel A. Flax	2009		1,020,000	—	200,378	1,121,616	1,250,000	7,350	3,599,344
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary	2008	(5)	1,020,000	—	1,364,288	458,057	312,500	6,900	3,161,745
Gordon J. O’Brien	2009		1,020,000	—	200,378	1,153,648	1,250,000	7,350	3,631,376
President, Specialty Finance and Operations	2008	(6)	952,917	—	1,144,446	417,180	250,000	6,900	2,771,443
	2007		905,000	169,687	4,926,305	1,312,944	1,580,313	6,750	8,900,999

(1)	Each NEO’s employment agreement sets forth a minimum base salary, as discussed above in “Compensation Discussion and Analysis.”
(2)	Each NEO’s employment agreement sets forth a minimum target incentive payment amount, as discussed above in “Compensation Discussion and Analysis.”
(3)	In the columns “Stock Awards” and “Option Awards,” we disclose the amount of the award(s) measured in dollars and calculated in accordance with ASC 718, as required by SEC regulations. Amounts under the column “Stock Awards” represent the fair market value of stock option awards granted in 2009 based on the ASC 718 fair value per share generally equal to the average purchase price of the common stock purchased by the Trust in respect of all Incentive Awards granted, or, in the case of previously forfeited shares allocated to new Incentive Awards, the closing price of our common stock on the date of grant. All Incentive Awards in 2009 were funded using previously forfeited shares. Amounts under the column “Option Awards” represent the fair market value of stock option awards granted in 2009 based on the ASC 718 fair value per share using certain assumptions that we explain under the heading “Stock-based Compensation” in Item 7 of Management’s Discussion and Analysis in our annual report on Form 10-K for the year ended December 31, 2009.
(4)	Pursuant to the anti-dilution provisions of the applicable stock option plan, the Compensation Committee adjusted the number and exercise price of all stock options that were outstanding prior to June 18, 2009 as a result of the stock dividend declared by the Company on June 11, 2009. Thus, $704,741, $307,856, $261,431, $252,049, and $284,081 of the amount included for Messrs. Wilkus, Erickson, Wagner, Flax, and O’Brien, respectively, is additional compensation expense incurred pursuant to ASC 718.
(5)	Mr. Flax was not an NEO in 2007.
(6)	Mr. O’Brien was not an NEO in 2008.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2009

In this table we provide information about each grant of an award made to an NEO in the most recently completed fiscal year under the Existing Option Plans and the Performance Incentive Plan. The target amounts are the same as the maximum amounts under each of the plans. In each case, the grant date is the same date as the Committee approval date. Amounts disclosed under “Non-Equity Incentive Plan Awards” include the performance-based portion of the Target Awards under the Performance Incentive Plan and the amounts disclosed under “Equity Incentive Plan Awards” include the performance-based Incentive Awards under the Performance Incentive Plan. The column “All Other Option Awards” includes grants made under the Existing Option Plans. The exercise price of option awards is the closing price of our common stock on the date of grant.

Amounts included in the “Grant Date Fair Value of Stock and Option Awards” column are valued in accordance with ASC 718 without reduction of any assumed forfeitures and are based on certain assumptions that we explain under the heading “Stock-based Compensation” in Item 7 of Management’s Discussion and Analysis in our annual report on Form 10-K for the year ended December 31, 2009.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Stock (#)	All Other Options Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Malon Wilkus			3,000,000
	11/11/2009					142,995					418,975
	1/7/2009								575,000	6.24	1,118,337
	4/24/2009								118,760	2.79	114,209
	5/26/2009								118,760	3.26	134,320
	6/24/2009								118,760	2.71	112,325
	7/23/2009								116,456	3.10	106,920
	8/13/2009								70,353	2.96	61,320
	11/12/2009								191,327	2.77	173,917
John R. Erickson			1,500,000
	11/11/2009					80,825					236,817
	1/7/2009								325,000	6.24	630,500
	4/24/2009								67,126	2.79	64,441
	5/26/2009								67,126	3.26	75,852
	6/24/2009								67,126	2.71	63,489
	7/23/2009								65,824	3.10	60,434
	8/13/2009								39,765	2.96	34,659
	11/12/2009								108,143	2.77	98,302
Ira J. Wagner			1,250,000
	11/11/2009					68,389					200,378
	1/7/2009								275,000	6.24	533,500
	4/24/2009								56,798	2.79	54,526
	5/26/2009								56,798	3.26	64,182
	6/24/2009								56,798	2.71	53,720
	7/23/2009								55,696	3.10	51,135
	8/13/2009								33,647	2.96	29,327
	11/12/2009								91,504	2.77	83,177
Gordon J. O’Brien			1,250,000
	11/11/2009					68,389					200,378

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Stock (#)	All Other Options Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
	1/7/2009								275,000	6.24	533,500
	4/24/2009								56,798	2.79	54,526
	5/26/2009								56,798	3.26	64,182
	6/24/2009								56,798	2.71	53,720
	7/23/2009								55,696	3.10	51,135
	8/13/2009								33,647	2.96	29,327
	11/12/2009								91,504	2.77	83,177
Samuel A. Flax			1,250,000
	11/11/2009					68,389					200,378
	1/7/2009								275,000	6.24	533,500
	4/24/2009								56,798	2.79	54,526
	5/26/2009								56,798	3.26	64,182
	6/24/2009								56,798	2.71	53,720
	7/23/2009								55,696	3.10	51,135
	8/13/2009								33,647	2.96	29,327
	11/12/2009								91,504	2.77	83,177

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information about unexercised options, both exercisable and unexercisable, under the Existing Option Plans and Incentive Awards under the Performance Incentive Plan that have not vested for each NEO outstanding as of the end of the last fiscal year. The market value of the Incentive Awards is the market value of the NEO’s bookkeeping account held by the Trust under the Performance Incentive Plan calculated with a stock price of $2.44, which was the closing price of our common stock as of the last day of the fiscal year.

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)(3)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that Have Not Vested ($)
Malon Wilkus	28,580			14.42	5/15/2013	667,358	1,628,354
	28,580			13.65	8/15/2013
	120,506	482,020		16.71	7/24/2018
	—	746,982		4.81	1/7/2019
	—	154,281		2.15	4/24/2019
	—	154,281		2.51	5/26/2019
	—	118,760		2.71	6/24/2019

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)(3)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that Have Not Vested ($)
	—	116,456		3.10	7/23/2019
	—	70,353		2.96	8/13/2019
	—	191,327		2.77	11/12/2019
John R. Erickson	64,180	256,713		16.71	7/24/2018	383,958	936,858
	—	422,207		4.81	1/7/2019
	—	87,203		2.15	4/24/2019
	—	87,203		2.51	5/26/2019
	—	67,126		2.71	6/24/2019
	—	65,824		3.10	7/23/2019
	—	39,765		2.96	8/13/2019
	—	108,143		2.77	11/12/2019
Ira J. Wagner	51,132	204,519		16.71	7/24/2018	371,522	906,514
	—	357,252		4.81	1/7/2019
	—	73,786		2.15	4/24/2019
	—	73,786		2.51	5/26/2019
	—	56,798		2.71	6/24/2019
	—	55,696		3.10	7/23/2019
	—	33,647		2.96	8/13/2019
	—	91,504		2.77	11/12/2019
Samuel A. Flax	51,132	204,519		16.71	7/24/2018	318,993	778,343
	—	357,252		4.81	1/7/2019
	—	73,786		2.15	4/24/2019
	—	73,786		2.51	5/26/2019
	—	56,798		2.71	6/24/2019
	—	55,696		3.10	7/23/2019
	—	33,647		2.96	8/13/2019
	—	91,504		2.77	11/12/2019
Gordon J. O’Brien	51,132	204,519		16.71	7/24/2018	307,531	750,376
	—	357,252		4.81	1/7/2019
	—	73,786		2.15	4/24/2019
	—	73,786		2.51	5/26/2019
	—	56,798		2.71	6/24/2019
	—	55,696		3.10	7/23/2019
	—	33,647		2.96	8/13/2019
	—	91,504		2.77	11/12/2019

(1)	We disclose the amount of the NEO’s Incentive Awards under the Performance Incentive Plan in the column “Stock Award,” although the NEOs do not receive stock from us; rather, we make cash contributions to the Trust, which purchases shares of our common stock on the open market. The shares are allocated to each participant’s account. See “Performance Incentive Plan” under “Compensation Discussion and Analysis” above.

(2)	Vesting dates of unvested option awards are as follows:

Mr. Wilkus – 248,994 on 1/7/2010, 1/7/2011, and 1/7/2012; 51,427 on 4/24/2010, 5/26/2010, 4/24/2011, 5/26/2011, 4/24/2012, and 5/26/2012; 39,587 on 6/24/2010 , 6/24/2011, and 39,586 on 6/24/2012; 38,819 on 7/23/2010, 7/23/2011, and 38,818 on 7/23/2012; 120,505 on 7/24/2010, 7/24/2011, 7/24/2012, and 7/24/2013; 23,451 on 8/13/2010, 8/13/2011, and 8/13/2012; 63,776 on 11/12/2010, 11/12/2011, and 63,775 on 11/12/2012.

Mr. Erickson – 140,736 on 1/7/2010, 1/7/2011, and 140,735 on 1/7/2012; 29,068 on 4/24/2010, 5/26/2010, 4/24/2011, 5/26/2011, and 29,067 on 4/24/2012, and 5/26/2012; 22,375 on 6/24/2010, 6/24/2011, and 22,376 on 6/24/2012; 21,941 on 7/23/2010, 7/23/2011, and 21,942 on 7/23/2012; 64,178 on 7/24/2010, 7/24/2011, 7/24/2012, and 64,179 on 7/24/2013; 13,255 on 8/13/2010, 8/13/2011, and 8/13/2012; 36,048 on 11/12/2010, 11/12/2011, and 36,047 on 11/12/2012.

Mr. Wagner – 119,084 on 1/7/2010, 1/7/2011, and 1/7/2012; 24,595 on 4/24/2010, 5/26/2010, 4/24/2011, 5/26/2011, and 24,596 on 4/24/2012, and 5/26/2012; 18,933 on 6/24/2010, 6/24/2011, and 18,932 on 6/24/2012; 18,565 on 7/23/2010, 7/23/2011, and 18,566 on 7/23/2012; 51,130 on 7/24/2010, 7/24/2011, 7/24/2012 and 51,129 on 7/24/2013; 11,216 on 8/13/2010, 8/13/2011, and 11,215 on 8/13/2012; 30,501 on 11/12/2010, 11/12/2011, and 30,502 on 11/12/2012.

Mr. Flax – 119,084 on 1/7/2010, 1/7/2011, and 1/7/2012; 24,595 on 4/24/2010, 5/26/2010, 4/24/2011, 5/26/2011, and 24,596 on 4/24/2012, and 5/26/2012; 18,933 on 6/24/2010, 6/24/2011, and 18,932 on 6/24/2012; 18,565 on 7/23/2010, 7/23/2011, and 18,566 on 7/23/2012; 51,130 on 7/24/2010, 7/24/2011, 7/24/2012 and 51,129 on 7/24/2013; 11,216 on 8/13/2010, 8/13/2011, and 11,215 on 8/13/2012; 30,501 on 11/12/2010, 11/12/2011, and 30,502 on 11/12/2012.

Mr. O’Brien – 119,084 on 1/7/2010, 1/7/2011, and 1/7/2012; 24,595 on 4/24/2010, 5/26/2010, 4/24/2011, 5/26/2011, and 24,596 on 4/24/2012, and 5/26/2012; 18,933 on 6/24/2010, 6/24/2011, and 18,932 on 6/24/2012; 18,565 on 7/23/2010, 7/23/2011, and 18,566 on 7/23/2012; 51,130 on 7/24/2010, 7/24/2011, 7/24/2012 and 51,129 on 7/24/2013; 11,216 on 8/13/2010, 8/13/2011, and 11,215 on 8/13/2012; 30,501 on 11/12/2010, 11/12/2011, and 30,502 on 11/12/2012.

(3)	Vesting dates of unvested shares of stock purchased by the Trust under the Performance Incentive Plan are as follows:

Mr. Wilkus – 30,718 on 1/9/2010, 1/9/2011, 1/9/2012, and 1/9/2013; 35,595 on 1/19/2010; 3,418 on 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013; 12,442 on 5/10/2010, 5/10/2011, and 5/10/2012; 28,980 on 6/21/2010, 6/21/2011, and 6/21/2012; 42,303 on 7/27/2010, 7/27/2011, and 7/27/2012; 33,684 on 10/26/2010, 10/26/2011, and 10/26/2012; 28,599 on 12/11/2010, 11/11/2011, 11/11/2012, and 11/11/2013; and 28,596 on 11/11/2014.

Mr. Erickson – 16,360 on 1/9/2010, 1/9/2011, 1/9/2012, and 1/9/2013; 23,557 on 1/19/2010; 2,696 on 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013; 9,813 on 5/10/2010, 5/10/2011, and 5/10/2012; 15,434 on 6/21/2010, 6/21/2011, and 6/21/2012; 23,603 on 7/27/2010, 7/27/2011, and 7/27/2012; 18,934 on 10/26/2010, 10/26/2011, and 10/26/2012; 16,165 on 12/11/2010, 11/11/2011, 11/11/2012, 11/11/2013, and 11/11/2014.

Mr. Wagner – 16,360 on 1/9/2010, 1/9/2011, 1/9/2012, and 1/9/2013; 23,557 on 1/19/2010; 2,696 on 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013; 9,813 on 5/10/2010, 5/10/2011, and 5/10/2012; 15,434 on 6/21/2010, 6/21/2011, and 6/21/2012; 23,603 on 7/27/2010, 7/27/2011, and 7/27/2012; 18,934 on 10/26/2010, 10/26/2011, and 10/26/2012; 13,678 on 12/11/2010, 11/11/2011, 11/11/2012, and 11/11/2013; and 13,677 on 11/11/2014.

Mr. Flax – 13,034 on 1/9/2010, 1/9/2011, 1/9/2012, and 1/9/2013; 6,693 on 1/19/2010; 2,291 on 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013; 26,355 on 5/10/2010; 12,296 on 6/21/2010, 6/21/2011, and 6/21/2012; 18,980 on 7/27/2010, 7/27/2011, and 7/27/2012; 15,248 on 10/26/2010, 10/26/2011, and 10/26/2012; 13,678 on 12/11/2010, 11/11/2011, 11/11/2012, and 11/11/2013; 8,341 on 5/10/2011, and 5/10/2012; and 13,679 on 11/11/2014.

Mr. O’Brien – 10,933 on 1/9/2010, 1/9/2011, 1/9/2012, and 1/9/2013; 17,531 on 1/19/2010; 2,238 on 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013; 12,245 on 5/10/2010, 5/10/2011, and 5/10/2012; 10,315 on 6/21/2010, 6/21/2011, and 6/21/2012; 17,031 on 7/27/2010, 7/27/2011, and 7/27/2012; 14,590 on 10/26/2010, 10/26/2011, and 10/26/2012; 13,678 on 12/11/2010, 11/11/2011, 11/11/2012, and 11/11/2013; 2,127 on 12/15/2010, 12/15/2011, and 12/15/2012; and 13,680 on 11/11/2014.

OPTION EXERCISES AND STOCK VESTED

The following table provides information relating to exercises of stock options and vesting of Incentive Awards during the last fiscal year on an aggregated basis. The NEOs did not exercise any stock options in 2009. The amounts under the “Value Realized on Vesting” column were calculated by multiplying the number of shares acquired on vesting by the share price on the date the award vested.

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Malon Wilkus	—	—	270,548	939,631
John R. Erickson	—	—	181,057	624,663
Ira J. Wagner	—	—	117,418	419,745
Gordon J. O’Brien	—	—	134,498	460,502
Samuel A. Flax	—	—	113,448	396,205

(1)	Participants in the Performance Incentive Plan are permitted to defer the payment of vested portions of Incentive Awards to a date up to ten years after the date of the grant. Of the amounts included in the table above, the vested awards were deferred as follows:

•	Mr. Wilkus elected to defer the distribution of 129,461 and 88,335 shares until 2016 and 2017, respectively.

•	Mr. Erickson elected to defer the distribution of 21,001, 20,298, 19,336, and 108,198 shares until 2010, 2011, 2012 and 2016, respectively.

•	Mr. Wagner elected to defer the distribution of 35,466 shares until 2013.

•	Mr. O’Brien elected to defer the distribution of 45,915 and 80,413 shares until 2012 and 2016, respectively.

•	Mr. Flax elected to defer the distribution of 846, 16,666, 16,768, 27,510, 12,492, 7,160, and 10,175 shares until 2011, 2012, 2013, 2014, 2015, 2016, and 2017, respectively.

SEVERANCE AND CHANGE OF CONTROL PAYMENTS

Employment Agreements

Each of the employment agreements that we have entered into with an executive officer contains provisions for payments upon certain events as follows:

Disability.

•	continuation of the officer’s base salary for one year (two years in the case of Mr. Wilkus) reduced by the amount of any long-term disability payments received by him during this period;

•

pro rated target incentive payment for the year in which the officer’s employment is terminated following a disability based on the highest target incentive payment amount that could have been earned in that year by him;

•

an additional severance payment equal to the highest target incentive payment amount that could have been earned by him during the year in which the disability termination occurred (multiplied by two in the case of Mr. Wilkus); and

•	insurance and other employee benefits during the base salary continuation period following a disability.

Termination by us other than for Misconduct or by the executive officer with Good Reason.

•	continuation of base salary and insurance benefits for a specified period;

•	an additional lump sum severance payment in a specified amount ($3,000,000 for Mr. Wilkus, $1,500,000 for Mr. Erickson, $1,250,000 for Messrs. Flax, Wagner and O’Brien); and

•

an additional severance payment equal to the greater of the highest target incentive payment amount that the officer could have earned during the year in which the termination occurred or the highest target incentive payment made to the officer for any of the three calendar years ending prior to the year in which the termination occurred, multiplied by 2 for Mr. Wilkus and by 1.25 for Messrs, Erickson, Flax, O’Brien and Wagner.

In the case of Mr. Wilkus, the continuation period is two years, in the case of Messrs. Erickson, Flax, O’Brien and Wagner, the period is 15 months. During the continuation period, the base salary will be continued at the highest rate in effect in the 24 months preceding termination.

Change of Control.

A “Change of Control” is defined in each of the employment agreements as the occurrence of any of the following events: (i) any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with its affiliates, excluding employee benefit plans of the company, becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the company representing 25% or more of the combined voting power of the company’s then outstanding securities; (ii) the stockholders of the company approve a merger or consolidation of the company with any other corporation or entity regardless of which entity is the survivor, other than a merger or consolidation that would result in the voting securities of the company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 51% of the combined voting power of the voting securities of the company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the stockholders of the company approve a plan of complete liquidation or winding-up of the company or an agreement for the sale or disposition by the company of all or substantially all of the company’s assets.

In the event of a termination of a named executive officer (other than Mr. Wilkus) by us other than for misconduct or by the officer for Good Reason in the two months preceding or 18 months following a Change of Control of us, including a deemed termination for misconduct by giving written notice of our intent to discontinue the daily extensions of the Term without the named executive officer’s written consent, the salary continuation period noted above would be lengthened to two years and the multiplier for the second additional severance payment would be increased from 1.25 to 2. “Good Reason” is defined in the employment agreements (other than for Mr. Wilkus) as any of the following that occurs in the two months preceding or 18 months following a Change of Control of us: (1) a material diminution of the executive’s authority, duties or responsibilities with the company; (2) a material breach by us of any material provision of the employment agreement; or (3) any material change in the geographic location at which the executive must perform services.

Mr. Wilkus has the right to declare that Good Reason exists if we take any of the actions above, regardless of whether a Change of Control has occurred. In addition, in the event of a Change of Control, Mr. Wilkus may terminate his employment for Good Reason within the two months preceding or 18 months following the Change of Control, regardless of whether we take any of the actions above. In the event of a termination of Mr. Wilkus by us other than for misconduct or by Mr. Wilkus with Good Reason in the two months preceding or 18 months following a Change of Control of us, the salary continuation period noted above would be lengthened to three years and the multiplier for the second additional severance payment would be increased from 2 to 3.

Death.

If any NEO dies during the term of his employment agreement, his estate will be entitled to receive:

•

his target incentive payment for the year in which the death occurs, prorated through the date of death based on the highest target incentive payment amount that could have been earned in that year; and

•	a continuation of health benefits for a period equal to two months multiplied by the number of full years (up to nine) during which he was employed by us.

In addition, each of the employments agreements contains a non-competition provision that prevents the executive officer, without the prior written consent of our Board of Directors, from being involved as an officer, employee, partner, stockholder, consultant or otherwise with (A) any person that competes with us or provides or proposes to provide services or investments to a current client of us or (B) any of our potential customers with whom we have discussed a relationship in the 12 months prior to such executive officer’s termination date. The non-competition period (the “Restricted Period”) lasts for two years from the termination date if the company terminates the executive officer’s employment for other than “misconduct” or disability or if the executive officer terminates employment for “good reason” or one year if the executive officer’s employment is otherwise terminated. Each of the employment agreements also contains a provision preventing the executive officer from soliciting any of our employees or interfering in a similar manner with our business during the Restricted Period.

Stock Option and Stock Plans

Under the terms of the Employee Option Plans, a participant’s options vest in full upon a change of control of us. Under the Performance Incentive Plan, notwithstanding a participant’s election to defer payments of a vested incentive payment award, the vested portion of a participant’s account(s) will generally be paid upon the occurrence of a change of control.

The following table summarizes the estimated payments to be made under the employment agreement for each NEO at, following, or in connection with any termination of employment, including by resignation, retirement, disability, or a change in control. Under each employment agreement, the NEO is not entitled to any amount if such NEO’s termination was for misconduct by the NEO. In accordance with SEC regulations, the following table does not include any amount to be provided to a named executive officer under any arrangement that does not discriminate in scope, terms or operation in favor of the named executive officer and that are available generally to all salaried employees. Also, the following table does not duplicate information already provided in the outstanding equity awards at fiscal year-end table, except to the extent that the amount payable to the named executive officer would be enhanced by the termination event. The amounts in the following table are hypothetical and based on SEC regulations. Actual payments will depend on the circumstances and timing of any termination.

In accordance with SEC regulations, for purposes of the quantitative disclosure in the following table, we have assumed that the termination took place on the last business day of our most recently completed fiscal year but under the terms of the current employment agreements and that the price per share of our common stock is the closing market price as of that date, or $2.44.

The information below constitutes forward-looking statements for purposes of the Private Litigation Securities Reform Act of 1995.

Executive Benefits and Payments upon Termination	Termination by Company Without Cause	Termination by Company or Voluntary Termination for Good Reason, each in connection with a Change in Control(4)	Voluntary Termination	Disability	Death
Malon Wilkus
Severance Payment	$2,990,000	$4,485,000	—	—	—
Base Salary	—	—	—	$2,990,000	—
Unused Accrued Vacation Time(1)	$0 – $115,000	$0 – $115,000	$0 – $115,000	$0 – $115,000	$0 – $115,000
Target Incentive Payment(2)	$15,000,000	$21,000,000	—	$18,000,000	$6,000,000
Insurance Benefits(3)	$24,527	$36,791	—	$24,527	$18,395

TOTAL:	$18,129,527	$25,636,791	$115,000	$21,129,527	$6,133,395

John R. Erickson
Severance Payment	$1,356,250	$2,170,000	—	—	—
Base Salary	—	—		$1,085,000	—
Unused Accrued Vacation Time	$0 – $83,462	$0 – $83,462	$0 – $83,462	$0 – $83,462	$0 – $83,462
Target Incentive Payment	$5,250,000	$7,500,000	—	$6,000,000	$3,000,000
Insurance Benefits	$21,925	$35,079	—	$17,540	$26,310

TOTAL:	$6,711,637	$9,788,541	$83,462	$7,186,002	$3,109,772

Samuel A. Flax
Severance Payment	$1,275,000	$2,040,000	—	—	—
Base Salary	—	—	—	$1,020,000	—
Unused Accrued Vacation Time	$0 – $78,462	$0 – $78,462	$0 – $78,462	$0 – $78,462	$0 – $78,462
Target Incentive Payment	$4,375,000	$6,250,000	—	$5,000,000	$2,500,000
Insurance Benefits	$21,925	$35,079	—	$17,540	$14,616

TOTAL:	$5,750,387	$8,403,541	$78,462	$6,116,002	$2,593,078

Ira J. Wagner
Severance Payment	$1,356,250	$2,170,000	—	—	—
Base Salary	—	—	—	$1,020,000	—
Unused Accrued Vacation Time	$0 – $78,462	$0 – $78,462	$0 – $78,462	$0 – $78,462	$0 – $78,462
Target Incentive Payment	$4,375,391	$6,250,625	—	$5,000,000	$2,500,000
Insurance Benefits	$21,925	$35,079	—	$17,540	$26,310

TOTAL:	$5,832,028	$8,534,166	$78,462	$6,116,002	$2,604,772

Gordon J. O’Brien
Severance Payment	$1,275,000	$2,040,000	—	—	—
Base Salary	—	—	—	$1,020,000	—
Unused Accrued Vacation Time	$0 – $78,462	$0 – $78,462	$0 – $78,462	$0 – $78,462	$0 – $78,462
Target Incentive Payment	$4,375,000	$6,250,000	—	$5,000,000	$2,500,000
Insurance Benefits	$21,925	$35,079	—	$17,540	$26,310

TOTAL:	$5,750,387	$8,403,541	$78,462	$6,116,002	$2,604,772

(1)	Unused Accrued Vacation Time for each NEO is a range of minimum and maximum amounts payable, depending on the amount of vacation time used at the time of termination.
(2)	Amounts in the rows titled “Target Incentive Payment” have been calculated assuming no other payments have been made to the NEO as of December 31, 2009, for the current year.
(3)	Insurance Benefits are based on the December 2009 monthly payment for Health, Dental, Vision, Life and Disability coverage for each NEO.

(4)	As discussed above in “Compensation Discussion and Analysis,” Mr. Wilkus has the right under his employment agreement to declare that good reason exists regardless of whether a change of control has occurred in certain circumstances.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of [            ], 2010 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of our named executive officers, our executive officers and directors as a group and each stockholder known to management to own beneficially more than 5% of the outstanding shares of our common stock. Unless otherwise indicated, we believe that the beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class	Dollar Range of Equity Securities Beneficially Owned(2)
Beneficial Owners of more than 5%:
None	—		—		N/A

Directors and Named Executive Officers:
Malon Wilkus	(3	)(4)(7)(8)	*	over $	100,000
John R. Erickson	(3	)(9)	*		N/A
Ira J. Wagner	(3)		*		N/A
Samuel A. Flax	(3)		*		N/A
Gordon O’Brien	(3)		*		N/A
Mary C. Baskin	(5	)(6)	*		$0
Neil M. Hahl	(5)		*		$0
Philip R. Harper	(5	)(10)	*	over $	100,000
John A. Koskinen	(5)		*		$0
Stan Lundine	(5	)(11)	*		$0
Kenneth D. Peterson, Jr.	(5	)(12)	*		$0
Alvin N. Puryear	(5)		*		$0

Directors and Executive Officers as a group (15 persons)	7%				N/A

*	Less than one percent.
(1)	Pursuant to the rules of the SEC, shares of our common stock subject to options held by our directors and named executive officers that are exercisable within 60 days of [ ], 2010, are deemed outstanding for the purposes of computing such director’s or executive officer’s beneficial ownership.
(2)	The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of our common stock as reported on The NASDAQ Global Select Market as of [ ], 2010, times the number of shares or options beneficially owned and, as appropriate, deducting the strike price of options included in such amount.
(3)	Includes shares allocated to the account of each executive officer as a participant in our ESOP over which each has voting power under the terms of the ESOP and vested and deferred shares allocated to the account of each executive officer as a participant in our PIP, each as of [ ], 2010, and the following shares issuable upon the exercise of options that are exercisable within 60 days of [ ], 2010: Mr. Wilkus has [ ] shares in the ESOP, [ ] shares in the PIP and [ ] shares issuable upon the exercise of options; Mr. Erickson has [ ] shares in the ESOP, [ ] shares in the PIP and [ ] shares issuable upon the exercise of options; Mr. Wagner has [ ] shares in the ESOP, [ ] shares in the PIP and [ ] shares issuable upon the exercise of options; Mr. Flax has [ ] shares in the ESOP, [ ] shares in the PIP and [ ] shares issuable upon the exercise of options; and Mr. O’Brien has [ ] shares in the ESOP, [ ] shares in the PIP and [ ] shares issuable upon the exercise of options.
(4)	Includes the equivalent number of shares held as units in our 401(k) profit sharing plan of which the named executive officer is the beneficial owner. Mr. Wilkus has the equivalent of [ ] shares. The 401(k) plan is part of the ESOP, and such units are in addition to shares held in the ESOP stock account of the named individual.
(5)	Includes shares issuable upon the exercise of stock options that are exercisable within 60 days of [ ], 2010. Ms. Baskin, Messrs. Hahl, Harper, Koskinen, Lundine and Peterson, and Dr. Puryear have [ ] such shares, respectively.
(6)	Includes [ ] shares that are owned by Ms. Baskin’s husband.

(7)	Includes [ ] shares that are owned by Mr. Wilkus’ wife.
(8)	Includes [ ] shares that are held in margin accounts or otherwise pledged.
(9)	Includes [ ] shares that are held in margin accounts or otherwise pledged.
(10)	Includes [ ] shares that are owned by Mr. Harper’s wife.
(11)	Includes [ ] shares that are owned by Mr. Lundine’s son.
(12)	All of the shares are held in margin accounts or otherwise pledged. Includes [ ] shares that are owned by Mr. Peterson’s wife. Mr. Peterson disclaims beneficial ownership of such shares.

CORPORATE GOVERNANCE

Board Leadership Structure

Our Board is currently comprised of seven independent directors and one employee director, Mr. Wilkus. Mr. Wilkus has served as our Chairman and Chief Executive Officer since he founded the company in 1986, except for the period from 1997 to 1998, during which he served as Chief Executive Officer and Vice Chairman of the Board of Directors. We believe that combining the positions of Chairman and Chief Executive Officer is the best corporate governance leadership structure for the company because it permits clear accountability, effective decision-making and alignment on corporate strategy. We also believe that this structure is particularly appropriate and beneficial to us because it most effectively utilizes Mr. Wilkus’ broad experience and knowledge regarding the company, including by allowing him to set the agendas and priorities of the Board and lead discussions on our business and strategy.

Although we believe that it is more effective for us to combine the positions of Chairman and Chief Executive Officer, we recognize the importance of strong independent leadership on the Board. We believe that our Board’s independent oversight continues to be substantial. Our Board of Directors has determined that all of the current directors, except Mr. Wilkus, are “independent” as defined in The NASDAQ Stock Market listing standards (the “NASDAQ listing standards”). Similarly, only Mr. Wilkus is an “Interested Person” of American Capital under the 1940 Act. In addition, each of our Board’s Audit and Compliance Committee and Compensation and Corporate Governance Committee is composed entirely of independent directors. These independent committees of our Board also have the authority under their respective charters to hire independent advisors and consultants, at our expense, to assist them in performing their duties. Further, it is our Board’s policy as a matter of good corporate governance to have a majority of our independent directors annually elect a “lead independent director” to preside over regular meetings of the independent directors, without management or employee directors present, to facilitate the Board’s effective independent oversight of management.

Meetings of Disinterested Directors. Members of the Board of Directors who are not “Interested Persons” as defined in the 1940 Act have decided to hold quarterly meetings without persons who are members of management present. Each year, these directors designate a director who is “independent,” as defined in Rule 4200(a)(15) of the NASDAQ listing standards, to serve as the “lead independent director” and preside at these meetings. Presently, our disinterested directors meet quarterly and may hold additional meetings at the request of the lead independent director or another disinterested director. The designation of a lead independent director is for a one-year term and a lead independent director may not succeed himself or herself in that position. If the lead independent director is unavailable for a meeting, his or her immediate predecessor will serve as lead independent director for such meeting. At a meeting on February 11, 2010, Ms. Baskin was designated as the lead director for 2010.

Committees of the Board

The Board of Directors holds regular monthly meetings and meets on other occasions when required by circumstances. Certain directors also serve on the Board of Directors’ principal standing committees. Such committees, their primary functions and memberships are described below.

Executive Committee. This committee has the authority to exercise all powers of the Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General Corporation Law or the 1940 Act. Members of the Executive Committee are Messrs. Harper and Wilkus and Dr. Puryear.

Audit and Compliance Committee. This committee makes recommendations to the Board of Directors with respect to the engagement of independent auditors and questions our management and independent auditors on the application of accounting and reporting standards in our financial statements. Its purpose and responsibilities are more fully set forth in the committee’s charter which was adopted by the Board of Directors and is available in the Investor Relations section of our web site at www.AmericanCapital.com. The charter was adopted by the Board of Directors on February 24, 2005, and amended on February 21, 2008, following a review by this committee. This committee’s meetings include, whenever appropriate, executive sessions with our independent auditors, without the presence of management. The Audit and

Compliance Committee reviews and provides a recommendation to the Board of Directors with regard to its approval of the valuations of portfolio companies presented by management. In such review, the committee discusses the proposed valuations with our independent auditors and any other relevant consultants. It also has the responsibility for reviewing matters regarding accounting, ethics, legal and regulatory compliance and for engaging, evaluating and terminating any internal audit service providers and approving fees to be paid to such internal audit service providers. The Audit and Compliance Committee annually reviews the experience and qualifications of the senior members of the independent external audit function and the internal audit function and the quality control procedures of the independent external auditors and the internal auditors. In addition, the Audit and Compliance Committee discusses with the independent auditors, internal auditors and any internal audit service providers (as may be engaged from time to time) the overall scope, plans and budget for their respective audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits. The Audit and Compliance Committee is currently composed of Ms. Baskin and Messrs. Hahl and Koskinen. Mr. Hahl serves as Chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the NASDAQ listing standards. The Board of Directors has determined that each of Ms. Baskin and Messrs. Hahl and Koskinen is an “audit committee financial expert” (as defined in Item 401 of Regulation S-K under the Securities Act).

Compensation and Corporate Governance Committee. This committee has the responsibility for setting the terms of employment of our Chief Executive Officer and reviewing and approving the salaries, incentive payments and other compensation and benefits of the other executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of the our other employees, and administering our employee stock option plans. Although the committee consults with senior management to establish our general compensation philosophy, they have the sole authority to set the compensation of our executive officers. It also has responsibility for recommending and considering corporate governance practices and policies and monitoring our litigation docket. Its purpose and responsibilities are more fully set forth in the committee’s charter, which was adopted by the Board and is available in the Investor Relations section of our web site at www.AmericanCapital.com. The charter was adopted by the Board of Directors on February 24, 2005, and amended on March 8, 2007, and February 21, 2008, following a review by this committee. Members of this committee are Messrs. Harper and Lundine and Dr. Puryear. Mr. Harper serves as Chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the NASDAQ listing standards.

The Compensation and Corporate Governance Committee also serves as the Board of Directors’ standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, or by any stockholder entitled to vote for the election of directors. Candidates proposed by stockholders will be evaluated by the Compensation and Corporate Governance Committee under the same criteria that are applied to other candidates.

Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to the Board of Directors, the Compensation and Corporate Governance Committee endeavors to identify, recruit and nominate candidates based on the following eligibility and experience criteria: a candidate’s ability to best represent the interests of our stockholders, integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of the Board of Directors, including its size and structure, the relative strengths and experience of current directors and principles of diversity, including diversity of experience, personal and professional backgrounds, race, gender and age. Although the committee does not have formal objective criteria for determining the amount of diversity needed on the Board of Directors, it is one of the factors the committee considers in its evaluation. In nominating candidates to fill vacancies created by the expiration of the term of a member of the Board of Directors, the committee determines whether the incumbent director is willing to stand for re-election. If so, the committee evaluates his or her performance in office to determine suitability for continued service, taking into consideration the value of continuity and familiarity with our business.

The committee schedules regular meetings to coincide with the quarterly in-person meetings of the Board of Directors and also meets at the request of senior management or at such other times as it determines. Our Secretary in consultation with the Chairman of the committee sets agendas for the meetings.

Meetings. Under our Bylaws and Delaware law, the Board of Directors is permitted to take actions at regular or special meetings and by written consent. The Board of Directors held 28 meetings and acted one time by written consent during 2009. The Compensation and Corporate Governance Committee held 13 meetings during 2009 and the Audit and Compliance Committee held 11 meetings during 2009. The Executive Committee did not meet in 2009. Each of the directors attended at least 86% of the meetings of the Board of Directors and the committees on which he or she served. Although we do not have a policy on director attendance at the Annual Meeting, directors are encouraged to attend the Annual Meeting. At the 2009 Annual Meeting, all eight directors attended in person.

Risk Oversight

One of the roles of our Board of Directors is being responsible for the general oversight of the company, including the performance of senior management and the company’s risk management processes, to assure that the long-term interests of our shareholders are being served. In performing its risk oversight function, the Board and its standing committees regularly review our material strategic, operational, financial, compensation and compliance risks with senior management. The Board also annually reviews the company’s strategic plan, which addresses, among other things, the risks and opportunities facing us. The Board has delegated certain risk management oversight responsibility to its Board committees. Our Audit and Compliance Committee assists the Board in fulfilling its oversight responsibilities for our accounting and financial reporting processes and the audits of our financial statements, including, without limitation, by monitoring:

•	the integrity of our financial statements and internal controls over financial reporting;

•	the qualifications, independence and performance of our independent auditor;

•	the performance of our internal audit function; and

•	our compliance with legal and regulatory requirements.

The Audit and Compliance Committee also is responsible for reviewing and discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our policies and practices with respect to risk assessment and risk management. The Audit and Compliance Committee receives regular reports from management on the status of the Company’s internal controls over financial reporting and ensures that appropriate steps are being taken to mitigate any risk.

The Compensation and Corporate Governance Committee of our Board also considers and addresses risk as it relates to compensation and benefit decisions as well as corporate governance and litigation matters during the performance of their specific committee responsibilities. The Compensation and Corporate Governance Committee and the Audit and Compliance Committee routinely report their findings to the full Board at the next regularly scheduled Board meeting following their committee meetings and when appropriate.

COMPENSATION AND CORPORATE GOVERNANCE COMMITTEE

INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation and Corporate Governance Committee during fiscal year 2009 served as an officer, former officer, or employee of ours or had a relationship discloseable under “Related Person Transactions.” Further, during 2009, none of our executive officers served as:

•

a member of the compensation committee (or equivalent) of any other entity, one of whose executive officers served as one of our directors or was an immediate family member of a director, or served on our Compensation and Corporate Governance Committee; or

•	a director of any other entity, one of whose executive officers or their immediate family member served on our Compensation and Corporate Governance Committee.

COMPANY AND STOCKHOLDER COMMUNICATIONS

Investor and Public Relations. The Board of Directors is of the view that management is primarily responsible for all communications on behalf of American Capital with stockholders and the public at large. We employ a Senior Vice President, Finance whose primary responsibilities and those of certain members of his staff include investor and stockholder relations.

Stockholder Communication with Directors. Stockholders who wish to communicate with the Board of Directors or with a particular director may send a letter to our Secretary at American Capital, Ltd., 2 Bethesda Metro Center, 14th floor, Bethesda, MD 20814. Any communication should clearly specify that it is intended to be made to the entire Board of Directors or to one or more particular director(s). Under this process, our Secretary reviews all such correspondence and will forward to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board of Directors or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by American Capital that is addressed to members of the Board of Directors and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the chairman of the Audit and Compliance Committee and handled in accordance with procedures established by the Audit and Compliance Committee with respect to such matters. A copy of the Audit and Compliance Committee’s procedures for the submission and handling of complaints or concerns regarding accounting, internal accounting controls or auditing matters is included in our Code of Ethics and Conduct (the “Code of Ethics”), which is published in the Investor Relations section of our web site at www.AmericanCapital.com.

Stockholder proposals or nominees for the Board of Directors must be made in accordance with the procedures set forth in our Bylaws and described in “Proposals of Stockholders” below, and not the procedures set forth in the preceding paragraph.

CODE OF ETHICS AND CONDUCT

We have adopted the Code of Ethics, which requires our directors and employees (including our Chief Executive Officer, Chief Financial Officer and principal accounting officer) to abide by high standards of business conduct and ethics. The Code of Ethics is available in the Investor Relations section of our web site at www.AmericanCapital.com. We intend to post amendments to or waivers from the Code of Ethics (to the extent applicable to our Chief Executive Officer, Chief Financial Officer and principal accounting officer) at that location on its web site. The Code of Ethics was amended by the Board of Directors on July 26, 2007.

CERTAIN TRANSACTIONS WITH RELATED PERSONS

We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with us, including our officers, directors, and employees and any person controlling or under common control with us (“Affiliates”).

In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. We have implemented certain procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we seek Board and/or committee review and approval or exemptive relief for such transactions, as appropriate.

In addition, the Code of Ethics, which is reviewed and approved by the Board of Directors and provided to all employees, directors and independent contractors, requires that all employees, directors and independent contractors avoid any situations or relationships that involve actual or potential conflicts of interest, or perceived conflicts of interest, between an individual’s personal interests and the interests of the company or our portfolio companies. Pursuant to the Code of Ethics, each employee, director, and independent contractor must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to their supervisor or the Chief Compliance Officer. If a conflict is determined to exist, the employee, director or independent contractor must disengage from the conflict situation or terminate his or her employment with us. Our CEO, CFO, principal accounting officer, Controller and certain other persons who may be designated by the Board of Directors or our Audit and Compliance Committee (collectively, the Financial Executives) must consult with our Chief Compliance Officer with respect to any proposed actions or arrangements that are not clearly consistent with the Code of Ethics. In the event that a Financial Executive wishes to engage in a proposed action or arrangement that is not consistent with the Code of Ethics, the Financial Executive must obtain a waiver of the relevant Code of Ethics provisions in advance from our Audit and Compliance Committee.

Loan Transactions. We previously entered into a series of loan transactions with certain employees, including some of our executive officers pertaining to the exercise of options under certain of our Existing Option Plans. None of the loan transactions were entered into in 2009 and none are currently outstanding. Only the loans to Mr. Wilkus were outstanding in 2009. Mr. Wilkus entered into Option Exercise Agreements with the Company as of June 7, 1999, March 2, 2001, March 7, 2001, and December 12, 2001, providing for such loans and pertaining to the exercise of options to purchase 117,428, 50,000, 50,000 and 108,200 shares of our common stock, respectively. In each case, we loaned Mr. Wilkus the full option exercise price, which ranged from $15.00 to $22.875 per share of our common stock, plus additional sums for the payment of taxes associated with the exercise of the options. The total amount loaned to Mr. Wilkus was $6,891,467. Each loan was full recourse to Mr. Wilkus for all amounts due under the loan and provided for the quarterly payment of interest with the full principal amount due at maturity, which was nine years from the date of each loan. The interest rate charged on the June 1999 loan was 5.27% per annum, the interest rate charged on each of the March 2001 loans was 4.98% per annum and the interest rate charged on the December 2001 loan was 3.91% per annum. Each loan was initially collateralized by a pledge of the shares of our common stock purchased with the loan. Mr. Wilkus pledged 852,456 additional shares of our common stock as collateral for certain of the loans in 2009. As required by the 1940 Act, each loan was required to be fully collateralized and to be due 60 days following termination of Mr. Wilkus’ employment with us.

In June 2008, Mr. Wilkus repaid in cash the June 1999 loan in full, which was in the amount of $1,868,518. In March 2009, as a result of the decline in the value of the collateral securing the remaining three loans, we foreclosed on the collateral securing the loans, which consisted of 1,060,656 shares of our common stock. Under the terms of the loan agreements, the foreclosures occurred automatically and extinguished the loans.

Since the July 30, 2002 enactment of Sarbanes-Oxley Act of 2002, neither American Capital nor any of its subsidiaries has made any loans to any of our executive officers or directors. The only other loans made prior to that date were loans similar to those noted above related to the exercise of options. Under the terms of the Sarbanes-Oxley Act of 2002, the loans to Mr. Wilkus were allowed to remain in effect in accordance with their then existing terms and conditions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities report their ownership of such equity securities and any subsequent changes in that ownership to the SEC, The NASDAQ Global Select Market and to us. Based solely on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during fiscal 2009 all Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were timely satisfied, except that two Form 4 reports reflecting the sale of stock pursuant to the Performance Incentive Plan for Messrs. Wagner and Graff were filed four days late because we did not receive notification from the plan administrator in a timely manner of such sales.

PROPOSALS OF STOCKHOLDERS

Proposals received from stockholders in accordance with Rule 14a-8 under the Exchange Act are given careful consideration by our Compensation and Corporate Governance Committee and our Board of Directors. If a stockholder intends to present a proposal at the 2011 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, in order for such stockholder proposal to be included in our proxy statement for that meeting, the proposal must be received by our Secretary at American Capital, Ltd., 2 Bethesda Metro Center, 14th floor, Bethesda, Maryland 20814, on or before [            ], 2010. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, the proposal will be included in our proxy statement and proxy card relating to such meeting. Such proposals should be submitted by certified mail, return receipt requested. Nothing in this paragraph shall be deemed to require us to include any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time.

In order for a stockholder proposal submitted outside of Rule 14a-8, including any nominations for the Board of Directors made by stockholders, to be considered at the 2011 annual meeting of stockholders, such proposal must be made by written notice (setting forth the information required by our Bylaws) and received by our Secretary not less than sixty and not more than ninety days in advance of an annual meeting.

METHOD OF COUNTING VOTES

All duly executed proxies will be voted in accordance with the instructions set forth on the back side of the proxy card except that if no choice is specified, shares will be voted FOR the election of all nominees for director. Abstentions and “broker non-votes” will be counted as present for purposes of determining a quorum. Abstentions are not counted either “for” or “against” the other proposals presented to the stockholders. A “broker non-vote” occurs when a nominee holding shares on behalf of a beneficial owner has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals. In tabulating the voting results on a particular proposal, shares that constitute broker non-votes are not entitled to vote on that proposal. Broker non-votes will not affect the outcome of the proposals.

FINANCIAL STATEMENTS AVAILABLE

A copy of our 2009 Annual Report on Form 10-K containing audited consolidated financial statements accompanies this proxy statement. Such financial statements are hereby incorporated herein by reference.

ALONG WITH THIS PROXY STATEMENT, WE WILL PROVIDE TO EACH STOCKHOLDER A COPY (WITHOUT EXHIBITS, UNLESS OTHERWISE REQUESTED) OF OUR ANNUAL REPORT ON FORM 10-K REQUIRED TO BE FILED WITH THE SEC FOR THE YEAR ENDED DECEMBER 31, 2009. COPIES OF THESE DOCUMENTS MAY ALSO BE ACCESSED ELECTRONICALLY BY MEANS OF THE SEC’S HOME PAGE ON THE INTERNET AT HTTP://WWW.SEC.GOV. THE ANNUAL REPORT ON FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

REPURCHASES OF COMMON STOCK

Subject to compliance with the 1940 Act and other applicable law, we may repurchase on the open market or in privately negotiated transactions, our outstanding shares. There is no assurance that such open market purchases will be made and such authorization may be terminated at any time.

OTHER MATTERS

The Board of Directors does not intend to bring other matters before the Annual Meeting except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by the Board of Directors or others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote in accordance with their best judgment.

Exhibit 1

AMERICAN CAPITAL, LTD.

2010 DISINTERESTED DIRECTOR STOCK OPTION PLAN

1. Definitions

In this Plan, except where the context otherwise indicates, the following definitions apply:

1.1 “Affiliate” means a parent or subsidiary corporation of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting “the Company” for “employer corporation”), including any parent or subsidiary of the Company which becomes such after adoption of the Plan.

1.2 “Agreement” means a written agreement granting an Option that is in such form as the Committee in its discretion shall determine and is executed by the Company and the Optionee.

1.3 “Board” means the Board of Directors of the Company.

1.4. “Cause” has the meaning set forth in Section 7.3.

1.5. “Code” means the Internal Revenue Code of 1986, as amended.

1.6. “Committee” means the committee of the Board appointed by the Board to administer the Plan. Unless otherwise determined by the Board, the Executive Committee of the Board shall be the Committee.

1.7. “Common Stock” means the common stock, par value $.01 per share, of the Company.

1.8. “Company” means American Capital, Ltd., a Delaware corporation.

1.9. “Date of Exercise” means the date on which the Company receives notice of the exercise of an Option in accordance with the terms of Article 7.

1.10. “Date of Grant” means the date on which an Option is granted under the Plan.

1.11. “Director” means a member of the Board of Directors of the Company.

1.12. “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

1.13. “Effective Date” means the date on which the Securities and Exchange Commission grants an order approving the Plan.

1.14. “Eligible Individual” means any Director of the Company who is not also an Employee.

1.15. “Employee” means any person who the Committee determines to be an employee of the Company or an Affiliate.

1.16. “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows: (a) if the Common Stock is listed on any established exchange or traded on The NASDAQ Global Select Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or market (or, if the Common Stock is traded on multiple exchanges or markets, the exchange or market with the greatest volume of trading in the Common Stock) on the Date of Grant, as reported in The Wall Street Journal or such other source as the Board deems reliable; or (b) in the absence of closing sales price on such exchanges or markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board, but in no event shall be less than the current net asset value of the Common Stock.

1.17. “Initial Eligible Director” means any Eligible Individual who is an Eligible Individual as of July __, 2010.

1.18. “1940 Act” means the Investment Company Act of 1940, as amended.

1.19. “Nonqualified Stock Option” means an Option granted under the Plan that does not qualify as an incentive stock option under Section 422 of the Code.

1.20. “Option” means an option to purchase Shares granted under the Plan.

1.21. “Option Period” means the period during which an Option may be exercised.

1.22. “Option Price” means the price per Share at which an Option may be exercised, provided, however, that, except as the Option Price may be adjusted to the extent provided in Article 9 hereof (subject to Section 6.3 hereof), the Option Price shall not be less than the Fair Market Value as of the Date of Grant.

1.23. “Optionee” means an Eligible Individual to whom an Option has been granted.

1.24. “Plan” means the American Capital, Ltd. 2010 Disinterested Director Stock Option Plan, as such may be amended from time to time.

1.25. “Required Majority” means a required majority of the Board, as defined in Section 57(o) of the 1940 Act.

1.26. “Share” means a share of Common Stock.

2. Purpose

The Plan is intended to assist the Company in attracting and retaining Eligible Individuals of outstanding ability and to promote the identification of their interests with those of the stockholders of the Company.

3. Administration

Subject to the provisions of the Plan, the Committee shall administer the Plan and shall have plenary authority to construe and interpret the Plan and the Agreements, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan or the Agreements, including, but not limited to, any determination to accelerate the vesting of outstanding Options. The determinations of the Committee on the matters referred to in this Article 3 shall be subject to approval by a Required Majority. The Committee may delegate its authority under this Article 3 and the terms of the Plan to the extent it deems desirable and is consistent with the requirements of applicable law.

4. Eligibility

Options may be granted only to Eligible Individuals.

5. Stock Subject to the Plan

5.1. Subject to adjustment as provided in Article 9, the maximum number of Shares that may be issued under the Plan is 1,250,000 Shares.

5.2. If an Option expires or terminates for any reason without having been fully exercised, the unissued Shares which had been subject to such Option shall become available for the grant of additional Options.

6. Options

6.1. Options granted under the Plan shall be Nonqualified Stock Options. Each Option granted under the Plan shall be evidenced by an Agreement that specifies the terms and conditions of the grant. Options granted to Eligible Individuals shall be subject to the terms and conditions set forth in this Article 6 and such other terms and conditions not inconsistent with this Plan as the Committee may specify subject to approval by the Required Majority.

6.2. Subject to adjustment as provided in Article 9, the maximum number of Shares that may be covered by Options granted to any Eligible Individual during the term of this Plan shall not exceed              Shares.

6.3. Notwithstanding anything to the contrary in this Plan, without the approval of the stockholders of the Company, no Option shall be issued in exchange for or as a reissuance of any outstanding Option and the Option Price for any outstanding Option shall not be changed, if the effect of such exchange or change would be to reduce the Option Price for any outstanding Option, except as necessary to reflect the effect of a stock split, stock dividend or similar event.

6.4. Notwithstanding anything to the contrary in this Plan, all grants of Options to Eligible Individuals under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with this Article 6. No person shall have any discretion to select which of such Eligible Individuals shall be granted Options or to determine the number of Shares to be covered by Options.

6.5. Each Initial Eligible Director shall be automatically granted an Option to purchase              Shares on and as of the Effective Date. Although such Options will be issued as of the Effective Date, such Options shall be deemed to vest over a three-year period commencing on             , 2010, with one-third of the total number of Shares subject to each such Option vesting on each of the first three anniversaries following             , 2010, provided, that if the Effective Date does not occur before any such anniversary, the Shares subject to such Options that would have otherwise vested on such anniversary shall instead vest on the Effective Date. The Option Period for such Options shall expire on the later of             , 2020 and the three-year anniversary of the Effective Date. The Option Price for each Share granted under this Section 6.5 shall be the Fair Market Value on the Effective Date.

6.6. Each person who becomes an Eligible Individual after             , 2010, shall be entitled to receive, to the extent that there are Shares that have not been issued or are not reserved for future issuance upon the exercise of other Options issued to Eligible Individuals, an Option to purchase              Shares. Such Option shall be issued on the later of the Effective Date and the date the person becomes an Eligible Individual. Although such Options may be issued after the date the person becomes an Eligible Individual, such Options shall be deemed to vest over a three-year period commencing on the date such person becomes an Eligible Individual, with one-third of the total number of Shares subject to each such Option vesting on each of the first three anniversaries following the date such person becomes an Eligible Individual, provided, that if the Effective Date does not occur before any such anniversary, the Shares subject to such Options that would have otherwise vested on such anniversary shall instead vest on the Effective Date. The Option Period for such Options shall expire on the later of the tenth anniversary of the date such person becomes an Eligible Individual and the three-year anniversary of the Effective Date. The Option Price for each Share granted under this Section 6.6 shall be the Fair Market Value on the later of the Effective Date and the date the person becomes an Eligible Individual.

7. Exercise of Options

7.1. An Option may, subject to the terms of the applicable Agreement under which it is granted, be exercised in whole or in part by the delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied by full payment of the Option Price for the Shares with respect to which the Option is exercised as provided in Section 7.2 hereof.

7.2. Payment of the aggregate Option Price for the Shares with respect to which an Option is being exercised shall be made in cash; provided, however, that the Committee, in its sole discretion, may provide in an Agreement that part or all of such payment may be made by the Optionee in one or more of the following manners: (a) by delivery (including constructive delivery) to the Company of Shares valued at Fair Market Value on Date of Exercise (provided that such Shares, if acquired pursuant to an Option granted hereunder or pursuant to any other compensation plan maintained by the Company or any Affiliate, have been held by the participant for at least six months); (b) by delivery on a form prescribed by the Committee of a properly executed exercise notice and irrevocable instructions to a registered securities broker approved by the Committee to sell Shares and promptly deliver cash to the Company; or (c) by surrender to the Company of an Option (or a portion thereof) that has become exercisable and the receipt from the Company upon such surrender, without any payment to the Company (other than required tax withholding amounts), of (x) that number of Shares (equal to the highest whole number of Shares) having an aggregate Fair Market Value as of the date of surrender equal to that number of Shares subject to the Option (or portion thereof) being surrendered multiplied by an amount equal to the excess of (i) the Fair Market Value on the date of surrender over (ii) the Option Price, plus (y) an amount of cash equal to the Fair Market Value of any fractional Share to which the Optionee would be entitled but for the parenthetical in clause (x) above relating to whole number of Shares. Any such surrender shall be treated as the exercise of the Option (or portion thereof).

7.3. In the event of death or Disability during the Optionee’s service as a Director, the unexercised portions of each of his or her Options shall immediately become exercisable and may be exercised (by his or her personal representative in the event of such death) for a period of three years following the date of such death or one year following the date of such Disability, but in no event after the respective expiration dates of such Options. In the event of the termination of such an Optionee’s service as a Director for Cause, the unexercised portions of each of his or her Options shall immediately terminate upon such termination of service as a Director and may not be exercised thereafter, unless otherwise determined by the Committee. The Committee in its sole discretion may determine that an Optionee’s service as a Director was terminated for “Cause,” if it finds that the Optionee willfully violated any of the Company’s policies on ethical business conduct or engaged in any activity or conduct during his or her service as a director which was inimical to the best interests of the Company. In the event of such an Optionee’s service as a Director is terminated for any reason other than by his or her death or Disability or by the Company for Cause, the unexercised portions of each of his or her Options, to the extent then exercisable, may be exercised within one year immediately following the date of termination, but in no event after the respective expiration dates of such Options.

8. Restrictions on Transfer

Options shall not be transferable other than by will or the laws of descent and distribution. An Option may be exercised during the Optionee’s lifetime only by the Optionee or, in the event of his or her legal disability, by his or her legal representative. The Shares acquired pursuant to the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances, or other transfers or dispositions thereof (a) as are in effect among the stockholders of the Company at the time such Shares are acquired, (b) as the Committee shall deem appropriate and (c) as are required by applicable law.

9. Capital Adjustments

In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up (or reverse stock split), recapitalization, reclassification, reorganization, reincorporation, combination or exchange of shares, merger, consolidation, liquidation or similar change in corporate structure, the Committee will, to the extent necessary to equitably compensate for the effect thereof, provide for a substitution for or adjustment in (a) the number and class of Shares subject to outstanding Options, (b) the Option Price of outstanding Options, (c) the aggregate number and class of Shares that may be issued under the Plan, and (d) for the maximum number of Shares with respect to which an Eligible Individual may be granted Options as specified in Section 6.2.

10. Termination or Amendment

The Board may amend, alter, suspend or terminate the Plan in any respect at any time; provided, however, that after the Plan has been approved by the stockholders of the Company, no amendment, alteration, suspension or termination of the Plan shall be made by the Board without approval of (a) the Company’s stockholders to the extent stockholder approval is required by applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed, if any, and (b) each affected Optionee if such amendment, alteration, suspension or termination would adversely affect his or her rights or obligations under any Option granted prior to the date of such amendment, alteration, suspension or termination. No Option may be granted under the Plan during any suspension or after termination of the Plan.

11. Modification, Extension and Renewal of Options

Subject to the terms and conditions of the Plan and the approval of any such action by a Required Majority, the Committee may accept the surrender of outstanding Options granted under the Plan or options under any other plan of the Company (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Subject to Section 6.3, any such substituted Options may specify a longer term than the surrendered options, or have any other provisions that are authorized by the Plan. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, alter or impair any of the Optionee’s rights or obligations under such Option.

12. Effectiveness of the Plan

The Plan and any amendment thereto shall be effective on the date on which it is adopted by the Board, provided that any such adoption requiring stockholder approval is subject to approval by vote of the stockholders of the Company within 12 months after such adoption by the Board. In addition, to the extent required by the 1940 Act, the Plan (or any amendment thereto) shall not become effective until the Securities and Exchange Commission or other governmental authority shall have granted the necessary exemptions or other consents pursuant thereto, but to the extent legally permissible, any such effectiveness shall be deemed to occur retroactive to the adoption thereof by the Board.

13. Withholding

The Company’s obligation to issue or deliver Shares or pay any amount pursuant to the terms of any Option shall be subject to the satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, an Optionee may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (a) tendering a cash payment, (b) authorizing the Company to withhold Shares otherwise issuable to the Optionee, or (c) delivering to the Company already owned and unencumbered Shares.

14. Term of the Plan

Unless sooner terminated by the Board pursuant to Article 10, the Plan shall terminate on July     , 2020, and no Options may be granted after such date. The termination of the Plan shall not affect the validity of any Option outstanding on the date of termination.

15. Indemnification of Committee

In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

16. General Provisions

16.1. The establishment of the Plan shall not confer upon any Eligible Individual any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in the Plan.

16.2. The Plan does not constitute inducement or consideration for the service of any Eligible Individual, nor is it a contract between the Company or any Affiliate and any Eligible Individual. Participation in the Plan shall not give an Eligible Individual any right to be retained in the service of the Company or any Affiliate.

16.3. Neither the adoption of this Plan nor its submission to the stockholders, shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant, or assume options, warrants, rights, or restricted stock, otherwise than under this Plan, or to adopt other stock option or restricted stock plans or to impose any requirement of stockholder approval upon the same.

16.4. The interests of any Eligible Individual under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in an Agreement.

16.5. The Plan shall be governed, construed and administered in accordance with the laws of the State of Delaware.

16.6. The Committee may require each person acquiring Shares pursuant to Options hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions. The certificates for Shares acquired pursuant to an Option may also include any legend which the Committee deems appropriate to reflect restrictions contained in this Plan or in the applicable Agreement or to comply with the Delaware General Corporation Law.

16.7. The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of Options, or record any person as a holder of record of such Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying to the Committee’s complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

16.8. To the extent this Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or automated dealer quotation system on which the Shares are traded.

1 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy – AMERICAN CAPITAL, LTD. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF AMERICAN CAPITAL, LTD. TO BE HELD ON SEPTEMBER 15, 2010. The undersigned hereby appoints Samuel A. Flax and Cydonii V. Fairfax and each of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown below on this proxy at the Annual Meeting of Stockholders to be held at [___________], on September 15, 2010, at 10:00 a.m. Eastern Time, and any adjournments thereof. This proxy is revocable and your shares will be voted in accordance with your instructions. If no choice is specified, this proxy will be voted FOR the election of all nominees for Director and for the other proposals listed on the reverse side. SEE REVERSE SIDE SEE REVERSE SIDE Electronic Voting Instructions You can vote by internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the internet or telephone must be received by 1:00 a.m., Central Time, on [_________], 2010. Vote by Internet Log on to the internet and go to www.investorvote.com/acas Follow the steps outlined on the secure website. Vote by telephone Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. Follow the instructions provided by the recorded message. Using a black ink pen, mark your votes with an X as shown in this example.

2 Please do not write outside the designated areas. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy Card A. Proposals — The Board of Directors recommends a vote FOR all of the nominees listed and FOR Proposals 2-4. 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 01- Mary C. Baskin 02- Neil M. Hahl 03 Philip R. Harper For Against Abstain For Against Abstain For Against Abstain 04 – John A. Koskinen 05 – Stan Lundine 06 – Kenneth D. Peterson For Against Abstain For Against Abstai n 07 – Alvin N. Puryear 08 – Malon Wilkus For Against Abstain 2.Approval of 2010 Disinterested Director Stock Option Plan.. For Against Abstain 3.Approval of the ability to issue Convertible Securities. For Against Abstain 4.Ratification of appointment of Ernst & Young LLP as independent public accountants for the year ending December 31, 2010. 5.The proxies are authorized to vote in their discretion on any matter that may properly come before said meeting or any adjournment thereof. B. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. C. Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below Please sign exactly as your name appears on your stock certificate. If your shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles. Date (mm/dd/yyyy) – Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box.